UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor
San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2007

Date of reporting period: JUNE 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2007 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 7, 2007.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/07 SF SAR       Printed on recycled paper

2007

Semi-Annual Report

June 30, 2007

Stock Fund

ESTABLISHED 1965

(Closed to New Investors)

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 7.2% for the six months ended June 30, 2007, compared to a total return of 7.0% for the Standard & Poor’s 500 Index (S&P 500). Longer-term results can be found on page 3. As of June 30, the Fund had net assets of $72.0 billion with a cash position of 2.4%.

SIX-MONTH PERFORMANCE REVIEW

We begin this letter with a discussion of the Fund’s performance relative to the S&P 500 for the first six months of 2007. However, since we manage the Fund using a three-to-five year investment horizon, we encourage you to use a similar time frame when assessing the Fund.

Key Contributors to Results

■

Strong relative returns from the Fund’s Financials holdings (up 3% versus down 1% for the S&P 500 sector) in combination with a lower weighting than the S&P 500 (14% versus 21%) aided results. SLM (Sallie Mae) was a standout performer (up 35%) after agreeing to be acquired.

■

Stronger returns from the Fund’s holdings in Consumer Staples (up 8% versus up 5% for the S&P 500 sector) also contributed to Fund performance. Unilever (up 16%) and Avon Products (up 12%) were notable contributors.

■	Other contributors included: Union Pacific (up 26%), Sony (up 20%) and Chevron (up 16%).

Key Detractors from Results

■

The Fund’s Information Technology holdings (up 6%) underperformed the S&P 500 sector’s 9% return. Motorola, the group’s largest detractor, was down 13%. We discuss our investment thesis on Motorola below.

■

Weaker relative returns from the Fund’s Health Care holdings (up 4% versus up 6% for the S&P 500 sector), in combination with a higher weighting than the S&P 500 (17% versus 12%), hindered performance. Sanofi-Aventis (down 11%) released disappointing news concerning a key pharmaceutical product.

■	Wachovia (down 8%), Honda Motor (down 7%) and Citigroup (down 6%) also had a negative impact on the Fund’s performance.

INVESTMENT STRATEGY

At Dodge & Cox, individual company analysis drives our investment decisions. The market provides us with the price of a stock each morning. Our fundamental research is focused on assessing a company’s cash flow and profit potential over the next three-to-five years relative to this stock price. We ask ourselves: What is a reasonable expectation if all goes according to management’s plan? How does the competitive environment affect the company’s ability to reach its goals? What could go wrong? It is our job to develop an understanding of a company’s risks and opportunities, and then to determine the price at which we are willing to participate (on our shareholders’ behalf) as equity owners.

While most of our time and energy is spent on fundamental analysis, several important factors and assumptions influence our individual company research and the Fund’s portfolio structure.

The dynamism of the U.S. economy has provided an attractive environment for equity investors. Over the past 60 years, the U.S. economy has expanded on a “real” basis at a better than 2.5% rate, 67% of the time, and has contracted only 13% of the time. Over the past 50 years the S&P 500’s earnings have increased by a factor of 24, while its price has risen by a factor of 30. Over its 42 year history the Fund has benefited as well, returning 12.4% versus 10.5% for the S&P 500, on an annualized basis. While there is no guarantee that the economy will grow continuously, we remain optimistic about the long-term prospects for both earnings growth and equity returns.

We also believe that the U.S. economy will continue to benefit from the emergence of the developing world as a new engine of global economic growth. Thirty years ago, most citizens in developing countries were isolated with limited individual economic and political freedom. The collective labor of the developing world’s citizens was, and remains, the largest under-utilized resource in the world, but the powerful advances of the information economy are gradually ending isolation.

In our view, prospects for global growth are improved by the rapid pace of technological innovation in computing power and electronic communications. Improved knowledge

PAGE 1 ▪ DODGE & COX STOCK FUND

transfer is enabling the citizens of the developing world to “plug into” the global economy, empowering them to produce and consume more. An expanding global economy expands the marketplace in which multinational U.S. companies can sell their goods and services. Today, over 39% of the revenues of the Fund’s holdings come from outside the United States, and we expect that percentage to grow.

How do the above observations and assumptions affect our portfolio strategy? To begin, we have generally stayed close to fully invested; cash in the Fund has seldom been higher than 10%. Next, we look for companies with long-term incremental growth opportunities in areas of technological innovation. We also try to uncover companies that are well positioned to provide products and services to the consumer in the developing world. Importantly, the narrow range of valuations within the equity market today allows us to invest in these types of companies at what we believe are reasonable valuations. Companies in the Fund that may benefit from increased consumption in the developing world include Avon Products, McDonald’s, Hewlett-Packard, Nike, GlaxoSmithKline and Motorola.

MOTOROLA—AN EXAMPLE

(We discuss Motorola not because we think it is more attractive than the other 83 holdings in the Fund, but because it illustrates our investment approach and incorporates two of the assumptions discussed above: continued demand for telecommunications products and services, and increased purchasing power for people in the developing world.)

At the end of the third quarter of 2006, the Fund owned a relatively small position in Motorola (1.2% of the Fund). Unfortunately, the company’s earnings tumbled over the next six months, and the stock’s valuation followed, falling to approximately one times Motorola’s sales (from a high of about 3.5 times sales in 2000). Motorola’s risks include increased competition from other handset manufacturers, dependence on its ability to continue to innovate and lack of market share in next-generation wireless network infrastructure. However, we believe Motorola enjoys a durable position in the extremely competitive global telecommunications market. Further, management appears to be taking meaningful steps towards improving internal operations and profitability in its handset business. Additionally, Motorola has a leading position in broadband network equipment and is a key supplier to operators of cable, cellular and private two-way radio systems. With strong intellectual property and a solid balance sheet, we believe Motorola has the necessary foundation to execute a turnaround over the long term. Because of the stock’s lower valuation and our analysis of Motorola’s opportunities and risks, we increased the Fund’s position in Motorola to 2.6% as of June 30.

IN CLOSING

Although we are encouraged by long-term opportunities provided by the developing world coupled with advances in the information economy, we close with a few words of caution. First, we do not expect the Fund’s dramatic outperformance of the S&P 500 (14.3% versus 2.2% annualized, since June 30, 2000) to be repeated. While lower valuations among companies in areas of traditional growth (e.g., Technology and Healthcare) have provided us with investment opportunity, these lower valuations also mean that from a valuation perspective the Fund is more comparable to the S&P 500. Next, although we are forecasting neither slower growth nor collapsing margins, at some point there is bound to be a “bump in the road.” Therefore, maintaining a long-term perspective continues to be critical. In fact, with the S&P 500 losing nearly 5% during the week of July 23, we appear to be experiencing one of these bumps as we write this letter. So far, this recent volatility has not changed our long-term optimism on the equity market.

The forces of globalism and technological innovation are unprecedented in human history, and could provide opportunities for the diligent and persistent investor. In that regard, our team of 45 investment professionals will continue to work hard to uncover these attractive investment opportunities on your behalf.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

August 1, 2007

DODGE & COX STOCK FUND ▪	PAGE	2

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1997

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2007

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	19.72%	14.80%	13.12%	13.79%
S&P 500	20.60	10.70	7.13	10.83

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2007	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,072.20	$2.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.23	2.60
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	June 30, 2007

GENERAL INFORMATION
Net Asset Value Per Share	$162.09
Total Net Assets (billions)	$72.0
Expense Ratio (1/1/07 to 6/30/07, annualized)	0.52%
Portfolio Turnover Rate (1/1/07 to 6/30/07, unannualized)	8%
30-Day SEC Yield(a)	1.14%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	84	500
Median Market Capitalization (billions)	$31	$14
Weighted Average Market Capitalization (billions)	$84	$103
Price-to-Earnings Ratio(b)	14.4x	15.2x
Foreign Stocks(c)	19.0%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	3.6%
Comcast Corp., Class A	3.5
Wal-Mart Stores, Inc.	2.8
Sony Corp. ADR (Japan)	2.7
News Corp., Class A	2.7
Chevron Corp.	2.7
Motorola, Inc.	2.6
Time Warner, Inc.	2.6
Pfizer, Inc.	2.5
Sanofi-Aventis ADR (France)	2.4

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Consumer Discretionary	22.2%	10.2%
Health Care	16.6	11.7
Information Technology	15.4	15.4
Financials	13.7	20.8
Energy	10.4	10.8
Industrials	7.6	11.4
Materials	4.3	3.1
Consumer Staples	4.1	9.3
Telecommunication Services	2.9	3.8
Utilities	0.4	3.5

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

DODGE & COX STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

COMMON STOCKS: 97.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 22.2%
AUTOMOBILES & COMPONENTS: 0.4%
Honda Motor Co., Ltd. ADR(b) (Japan)	9,052,800	$328,526,112

CONSUMER DURABLES & APPAREL: 6.2%
Koninklijke Philips Electronics NV(b) (Netherlands)	8,602,100	364,040,872
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	79,681,300	1,578,486,553
Nike, Inc., Class B	7,111,800	414,546,822
Sony Corp. ADR(b) (Japan)	38,500,000	1,977,745,000
Thomson ADR(b) (France)	6,586,900	122,121,126

		4,456,940,373
CONSUMER SERVICES: 2.4%
McDonald’s Corp.	33,761,800	1,713,748,968

MEDIA: 10.2%
Comcast Corp., Class A(a)	90,642,945	2,548,879,614
EchoStar Communications Corp.(a)	7,641,870	331,427,902
Interpublic Group of Companies, Inc.(a),(c)	28,804,600	328,372,440
Liberty Capital, Series A(a)	2,227,080	262,082,774
Liberty Global, Inc., Series A(a)	961,907	39,476,663
Liberty Global, Inc., Series C(a)	1,569,140	61,667,202
News Corp., Class A	91,316,338	1,936,819,529
Time Warner, Inc.	87,645,400	1,844,059,216

		7,352,785,340
RETAILING: 3.0%
Gap, Inc.	26,360,000	503,476,000
Genuine Parts Co.(c)	8,834,800	438,206,080
Home Depot, Inc.	14,501,000	570,614,350
Liberty Interactive, Series A(a)	8,856,900	197,774,577
Macy’s, Inc.	10,972,962	436,504,428

		2,146,575,435

		15,998,576,228
CONSUMER STAPLES: 4.1%
FOOD & STAPLES RETAILING: 2.8%
Wal-Mart Stores, Inc.	42,307,500	2,035,413,825

FOOD, BEVERAGE & TOBACCO: 0.8%
Unilever NV(b) (Netherlands)	18,549,800	575,414,796

HOUSEHOLD & PERSONAL PRODUCTS: 0.5%
Avon Products, Inc.	9,969,100	366,364,425

		2,977,193,046
ENERGY: 10.4%
Baker Hughes, Inc.	14,476,100	1,217,874,293
Chevron Corp.	22,960,281	1,934,174,072
ConocoPhillips	11,043,100	866,883,350
Exxon Mobil Corp.	8,579,400	719,640,072

	SHARES	VALUE
Occidental Petroleum Corp.	15,210,800	$880,401,104
Royal Dutch Shell PLC ADR(b) (United Kingdom)	10,057,864	838,322,964
Schlumberger, Ltd.	9,930,764	843,519,094
Spectra Energy Corp.	7,043,500	182,849,260

		7,483,664,209
FINANCIALS: 13.7%
BANKS: 3.8%
HSBC Holdings PLC(b) (United Kingdom)	7,700,500	706,674,885
Wachovia Corp.	31,702,735	1,624,765,169
Wells Fargo & Co.	11,865,100	417,295,567

		2,748,735,621
DIVERSIFIED FINANCIALS: 4.2%
Capital One Financial Corp.	16,436,411	1,289,272,079
Citigroup, Inc.	23,680,300	1,214,562,587
SLM Corp.	8,200,600	472,190,548

		2,976,025,214
INSURANCE: 5.7%
Aegon NV(b) (Netherlands)	34,984,991	687,455,073
Chubb Corp.	11,249,600	609,053,344
Genworth Financial, Inc., Class A	8,695,000	299,108,000
Loews Corp.	15,089,800	769,278,004
Safeco Corp.	3,913,415	243,649,218
The Travelers Companies, Inc.	22,750,350	1,217,143,725
Unum Group	11,024,100	287,839,251

		4,113,526,615

		9,838,287,450
HEALTH CARE: 16.6%
HEALTH CARE EQUIPMENT & SERVICES: 5.5%
Becton, Dickinson & Co.	4,042,150	301,140,175
Boston Scientific Corp.(a)	23,201,500	355,911,010
Cardinal Health, Inc.(c)	24,119,250	1,703,783,820
Health Management Associates, Inc.(c)	15,306,600	173,882,976
WellPoint, Inc.(a)	17,583,800	1,403,714,754

		3,938,432,735
PHARMACEUTICALS & BIOTECHNOLOGY: 11.1%
Bristol-Myers Squibb Co.	20,300,350	640,679,046
GlaxoSmithKline PLC ADR(b) (United Kingdom)	30,218,900	1,582,563,793
Novartis AG ADR(b) (Switzerland)	19,204,200	1,076,779,494
Pfizer, Inc.	71,025,600	1,816,124,592
Sanofi-Aventis ADR(b) (France)	42,599,600	1,715,485,892
Thermo Fisher Scientific, Inc.(a)	9,114,700	471,412,284
Wyeth	11,842,800	679,066,152

		7,982,111,253

		11,920,543,988

PAGE 5 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 7.6%
CAPITAL GOODS: 3.1%
General Electric Co.	21,166,200	$810,242,136
Masco Corp.	12,912,800	367,627,416
Tyco International, Ltd.	31,072,800	1,049,949,912

		2,227,819,464
COMMERCIAL SERVICES & SUPPLIES: 0.6%
Pitney Bowes, Inc.	9,275,250	434,267,205

TRANSPORTATION: 3.9%
FedEx Corp.	11,859,250	1,316,020,973
Union Pacific Corp.(c)	12,979,600	1,494,600,940

		2,810,621,913

		5,472,708,582
INFORMATION TECHNOLOGY: 15.4%
SOFTWARE & SERVICES: 4.2%
BMC Software, Inc.(a),(c)	10,879,200	329,639,760
Citrix Systems, Inc.(a)	5,067,702	170,629,526
Computer Sciences Corp.(a),(c)	12,762,300	754,890,045
Compuware Corp.(a),(c)	19,321,600	229,154,176
EBay, Inc.(a)	17,753,400	571,304,412
Electronic Data Systems Corp.(c)	34,221,000	948,948,330

		3,004,566,249
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.2%
Avaya, Inc.(a),(c)	30,386,224	511,704,012
Dell, Inc.(a)	26,746,133	763,602,097
Hewlett-Packard Co.	58,399,293	2,605,776,454
Hitachi, Ltd. ADR(b) (Japan)	10,342,000	731,696,500
Motorola, Inc.	107,157,600	1,896,689,520
NCR Corp.(a)	5,895,750	309,762,705
Sun Microsystems, Inc.(a)	53,595,300	281,911,278
Xerox Corp.(a),(c)	53,804,400	994,305,312

		8,095,447,878

		11,100,014,127
MATERIALS: 4.3%
Alcoa, Inc.	8,061,583	326,735,959
Cemex SAB de CV ADR(b) (Mexico)	10,023,682	369,873,866
Dow Chemical Co.	33,396,352	1,476,786,685
International Paper Co.	7,575,200	295,811,560
Nova Chemicals Corp.(b),(c) (Canada)	4,441,870	157,997,316
Rohm and Haas Co.	8,684,700	474,879,396

		3,102,084,782
TELECOMMUNICATION SERVICES: 2.9%
Sprint Nextel Corp.	59,361,900	1,229,384,949
Vodafone Group PLC ADR(b) (United Kingdom)	25,404,587	854,356,261

		2,083,741,210
UTILITIES: 0.4%
FirstEnergy Corp.	3,836,000	248,304,280

		248,304,280
TOTAL COMMON STOCKS (Cost $49,738,355,189)		$70,225,117,902

SHORT-TERM INVESTMENTS: 2.5%

	PAR VALUE	VALUE
Fixed Income Clearing Corporation Repurchase Agreement(d) 5.05%, 7/2/07, maturity value $1,730,305,864	$1,729,578,000	$1,729,578,000
SSgA Prime Money Market Fund	72,185,391	72,185,391

TOTAL SHORT-TERM INVESTMENTS (Cost $1,801,763,391)		$1,801,763,391

TOTAL INVESTMENTS (Cost $51,540,118,580)	100.1%	$72,026,881,293
OTHER ASSETS LESS LIABILITIES	(0.1%)	(49,459,516)

TOTAL NET ASSETS	100.0%	$71,977,421,777

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Note 6 regarding holdings of 5% voting securities
(d)

Repurchase agreement is collateralized by Freddie Mac 4.125%-5.40%, 6/11/09-3/2/12; Fannie Mae 5.08%-5.30%, 5/14/10-5/7/12; Federal Home Loan Bank 5.25%-5.60%, 6/12/09-5/15/12; and Federal Farm Credit Bank 5.00%-5.25%, 8/3/09-10/23/09. Total collateral value is $1,764,178,143.

ADR: American Depository Receipt

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2007
ASSETS:
Investments, at value
Unaffiliated issuers (cost $46,966,058,020)	$65,455,997,026
Affiliated issuers (cost $4,574,060,560)	6,570,884,267

72,026,881,293
Receivable for investments sold	68,232,668
Receivable for Fund shares sold	51,077,342
Dividends and interest receivable	138,163,895
Prepaid expenses and other assets	95,135

72,284,450,333
LIABILITIES:
Payable for investments purchased	131,288,917
Payable for Fund shares redeemed	143,543,532
Management fees payable	29,920,882
Accrued expenses	2,275,225

307,028,556

NET ASSETS	$71,977,421,777

NET ASSETS CONSIST OF:
Paid in capital	$49,140,366,157
Undistributed net investment income	48,065,456
Undistributed net realized gain on investments	2,302,227,451
Net unrealized appreciation on investments	20,486,762,713

$71,977,421,777

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	444,050,891
Net asset value per share	$162.09

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $13,329,799)
Unaffiliated issuers	$535,265,263
Affiliated issuers	178,828,791
Interest	73,189,922

787,283,976
EXPENSES:
Management fees	173,258,016
Custody and fund accounting fees	437,275
Transfer agent fees	2,178,693
Professional services	61,517
Shareholder reports	2,316,088
Registration fees	452,411
Trustees’ fees	84,188
Miscellaneous	705,649

179,493,837

NET INVESTMENT INCOME	607,790,139

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	1,999,025,235
Affiliated issuers	303,202,216
Net change in unrealized appreciation	1,937,773,051

Net realized and unrealized gain	4,240,000,502

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,847,790,641

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
	Six Months Ended June 30, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$607,790,139	$865,519,931
Net realized gain	2,302,227,451	3,209,367,265
Net change in unrealized appreciation	1,937,773,051	5,995,600,442

Net increase in net assets from operations	4,847,790,641	10,070,487,638

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(577,622,043)	(850,295,361)
Net realized gain	(462,894,616)	(2,847,558,997)

Total distributions	(1,040,516,659)	(3,697,854,358)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	5,032,416,771	10,571,607,422
Reinvestment of distributions	980,191,190	3,483,584,887
Cost of shares redeemed	(4,027,466,135)	(6,427,028,935)

Net increase from Fund share transactions	1,985,141,826	7,628,163,374

Total increase in net assets	5,792,415,808	14,000,796,654

NET ASSETS:
Beginning of period	66,185,005,969	52,184,209,315

End of period (including undistributed net investment income of $48,065,456 and $17,897,360, respectively)	$71,977,421,777	$66,185,005,969

SHARE INFORMATION:
Shares sold	31,881,995	71,830,464
Distributions reinvested	6,269,096	22,836,316
Shares redeemed	(25,392,890)	(43,682,824)

Net increase in shares outstanding	12,758,201	50,983,956

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain. At June 30, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the six months ended June 30, 2007 and for the year ended December 31, 2006 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Ordinary income	$623,087,628	$952,202,374
	($1.414 per share)	($2.367 per share)

Long-term capital gain	$417,429,031	$2,745,651,984
	($0.951 per share)	($6.663 per share)

At June 30, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$20,798,090,867
Unrealized depreciation	(311,328,154)

Net unrealized appreciation	20,486,762,713
Undistributed ordinary income	268,162,421
Undistributed long-term capital gain	2,082,130,486

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2007, purchases and sales of securities, other than short-term securities, aggregated $8,382,272,233 and $5,657,539,986, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 was effective for the Fund on June 29, 2007. Implementation of FIN 48 included a review of tax positions taken from January 1, 2003 through June 30, 2007. There was no impact to the Fund’s financial statements as a result of implementing FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 6—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the six months ended June 30, 2007. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income	(a)	Value at End of Period
American Power Conversion Corp.	13,409,652	—	(13,409,652)	—	$—		$—
Avaya, Inc.	31,094,924	6,100	(714,800)	30,386,224	—	(b)	511,704,012
BMC Software, Inc.	10,876,500	2,700	—	10,879,200	—	(b)	329,639,760
Cardinal Health, Inc.	24,264,150	5,100	(150,000)	24,119,250	5,078,123		1,703,783,820
Computer Sciences Corp.	12,858,900	3,400	(100,000)	12,762,300	—	(b)	754,890,045
Compuware Corp.	19,312,600	9,000	—	19,321,600	—	(b)	229,154,176
Electronic Data Systems Corp.	34,711,300	9,700	(500,000)	34,221,000	3,471,465		948,948,330
Genuine Parts Co.	8,931,300	3,500	(100,000)	8,834,800	6,521,382		438,206,080
Health Management Associates, Inc.	15,303,200	3,400	—	15,306,600	153,055,000		173,882,976
Interpublic Group of Companies, Inc.	27,499,200	1,305,400	—	28,804,600	—	(b)	328,372,440
Nova Chemicals Corp. (Canada)	4,740,470	1,400	(300,000)	4,441,870	700,101		157,997,316
Union Pacific Corp.	15,120,650	3,750	(2,144,800)	12,979,600	10,002,720		—	(c)
Xerox Corp.	63,334,900	12,400	(9,542,900)	53,804,400	—	(b)	994,305,312

					$178,828,791		$6,570,884,267

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

DODGE & COX STOCK FUND ▪ PAGE 10

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003	2002
Net asset value, beginning of period	$153.46	$137.22	$130.22	$113.78	$ 88.05	$100.51
Income from investment operations:
Net investment income	1.38	2.15	1.68	1.54	1.60	1.53
Net realized and unrealized gain (loss)	9.62	23.12	10.36	20.08	26.59	(12.06)

Total from investment operations	11.00	25.27	12.04	21.62	28.19	(10.53)

Distributions to shareholders from:
Net investment income	(1.31)	(2.12)	(1.70)	(1.53)	(1.62)	(1.51)
Net realized gain	(1.06)	(6.91)	(3.34)	(3.65)	(0.84)	(0.42)

Total distributions	(2.37)	(9.03)	(5.04)	(5.18)	(2.46)	(1.93)

Net asset value, end of period	$162.09	$153.46	$137.22	$130.22	$113.78	$ 88.05

Total return	7.22%	18.54%	9.36%	19.16%	32.35%	(10.52)%
Ratios/supplemental data:
Net assets, end of period (millions)	$71,977	$66,185	$52,184	$43,266	$29,437	$14,036
Ratios of expenses to average net assets	0.52%*	0.52%	0.52%	0.53%	0.54%	0.54%
Ratios of net investment income to average net assets	1.75%*	1.48%	1.29%	1.32%	1.72%	1.74%
Portfolio turnover rate	8%	14%	12%	11%	8%	13%

*	Annualized

See accompanying Notes to Financial Statements

PAGE 11 ▪ DODGE & COX STOCK FUND

SHAREHOLDER MEETING RESULTS

A special meeting of Fund shareholders was held on April 17, 2007. The meeting was adjourned in order to permit shareholders further time to respond to the solicitation of proxies and was reconvened on April 27, 2007. At the meeting, the proposals to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Fund’s shareholders:

PROPOSAL	FOR	AGAINST	ABSTAIN	TOTAL
1. Amend the Fund’s fundamental investment restrictions with respect to the percentage of the Fund’s assets that are subject to diversification requirements	199,406,974	15,579,846	8,763,681	223,750,501

2a. Amend the Fund’s fundamental investment restrictions with respect to investments in real estate	202,647,924	10,861,276	10,241,304	223,750,504

2b. Amend the Fund’s fundamental investment restrictions with respect to investments in commodities and commodity contracts	201,967,285	12,823,310	8,959,906	223,750,501

3. Amend the Fund’s fundamental investment restrictions with respect to making loans	203,031,891	11,676,137	9,042,475	223,750,503

4. Eliminate the Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs	200,479,179	12,937,848	10,333,472	223,750,499

5. Amend the Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities	200,893,655	13,783,940	9,072,770	223,750,365

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX STOCK FUND ▪ PAGE 12

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PAGE 13 ▪ DODGE & COX STOCK FUND

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DODGE & COX STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (53)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
Roberta R.W. Kameda (46)	Assistant Secretary (Since 2007)	Senior Counsel (since 2006) of Dodge & Cox, Senior Associate General Counsel, Franklin Templeton Investments (1997-2006)	—
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (Since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)

*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE	15 ▪ DODGE & COX STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/07 ISF SAR       Printed on recycled paper

2007

Semi-Annual Report

June 30, 2007

International Stock Fund

ESTABLISHED 2001

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 12.0% for the first six months of 2007, compared to a total return of 10.7% for its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). Longer-term results can be found on page 3. As of June 30, the Fund had net assets of $46.4 billion with a cash position of 5.4%.

SIX-MONTH PERFORMANCE REVIEW

Global equity markets appreciated strongly during the past six months. U.S. dollar-based investors were helped by the dollar’s depreciation against developed and emerging market currencies. MSCI Japan was a notable exception to this trend: performance lagged and the yen depreciated against the U.S. dollar, resulting in only a 3% return in U.S. dollars.

For the six months ended June 30, 2007, the Fund performed well both on an absolute basis and relative to the MSCI EAFE.

Key Contributors to Results

■

The Fund benefited from its overweight position in Information Technology (12% versus 6%) and stock selection. Its holdings averaged a return of 19% compared to 9% for the MSCI EAFE Information Technology sector. Notable performers included LG.Philips (up 50%) and Nokia (up 40%).

■

The Fund benefited from its slightly overweight position in Energy. In addition, the Fund’s investments in this sector returned 23%, outperforming the MSCI EAFE Energy sector, which returned 17%. Significant contributors include Ultrapar Participacoes (up 47%), Schlumberger (up 35%) and Norsk Hydro (up 25%).

■	Other notable performers included Volvo (up 55%), Bayer (up 44%), Imperial Chemical Industries (up 43%), BASF (up 39%) and Vodafone (up 24%).

Key Detractors from Results

■

The Fund is overweight the Pharmaceutical industry, compared to the MSCI EAFE (7% vs. 5%). Its holdings in this area were down 3% (e.g. Sanofi-Aventis was down 10%) compared to a decline of 1% for the MSCI EAFE Pharmaceutical industry.

■

The Fund’s Japanese holdings, which are roughly equal in weight to the MSCI EAFE, were weak in general. Three Japanese bank holdings detracted from performance: Shinsei (down 31%), Mitsubishi Tokyo UFJ (down 11%) and Bank of Yokohama (down 8%). Other weak Japanese holdings included Mediceo Paltac (down 19%) and Toto (down 13%).

INVESTMENT STRATEGY

As persistent, long-term investors, our team of global industry analysts uses a three-to-five year time frame when evaluating individual companies. We construct the Fund one company at a time after formal written and oral advocacy by a research analyst, intense peer scrutiny and a thorough review by the International Investment Policy Committee. Historically, this approach has resulted in low portfolio turnover.

Our long-term approach does not preclude us from moving opportunistically. This half year was particularly busy as we added 20 new companies to the Fund. We do not have a pre-specified objective for the number of companies in the Fund. While the number of new investments is higher than usual, it reflects our analysts’ response to changes in the market and our evaluation of these companies’ prospects. One change that we have discussed in recent letters is that the market is not differentiating, to the same degree as in years past, between companies with different growth prospects and business franchises (i.e. valuations for companies are much more similar). We believe this creates opportunity in two broad areas in particular: Financials and large-capitalization Pharmaceuticals.

Financials

The past few years have been very profitable for Financials around the globe. Over the next decade, we believe that Financials located in Japan and the developing world have the potential for an even brighter future.

In Japan, concerns over the low interest-rate environment, weak demand for corporate loans and changes to the consumer finance industry have dampened investor enthusiasm toward the sector. As a result, we believe valuations have declined to an attractive level. Going forward, higher interest rates and faster economic growth could lead to better than expected earnings. In

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

addition to increasing the Fund’s position in Mitsubishi UFJ, we have established new holdings in Bank of Yokohama (the largest regional bank in Japan, with a 25% market share in one of the country’s fastest growing and wealthiest prefectures) and Millea (the holding company of the nation’s largest and oldest property and casualty insurer). We use these examples and those below to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

In the developing world, financial institutions should benefit from consumers’ growing affluence and increasing use of financial products. Over the past six months, we have added significantly to the Fund’s holdings of HSBC Holdings and Standard Chartered—two United Kingdom-domiciled banks with substantial franchises in the developing world. We have also initiated investments in several emerging market banks such as Shinhan Financial (the second largest bank in Korea), Bangkok Bank (the largest bank in Thailand) and Haci Omer Sabanci Holdings (a Turkish conglomerate whose primary value is its stake in leading financial institutions).

Pharmaceuticals

Another area of emphasis over the past six months has been large-capitalization, Europe-based pharmaceutical companies. Over the past two years valuations in this group have fallen, resulting in substantial underperformance for these stocks. Some reasons for investor pessimism include: patent expirations, increased competition from generics, pricing pressure and regulatory uncertainty in the United States. Pharmaceutical company valuations are especially sensitive to the forecasted value of their drug development pipelines. As evidence, two of the Fund’s holdings—GlaxoSmithKline and Sanofi-Aventis—have recently experienced share price declines as a result of unforeseen regulatory setbacks.

In the current environment, it is easy to overlook the positive dynamics in the industry. As the developed world ages and the developing world becomes more affluent, the demand for pharmaceuticals should continue to grow strongly. Companies continue to invest aggressively in research and development, and we believe this will result in new products in the years ahead. The industry also has the potential to reduce future expenses through ongoing cost-cutting programs and further consolidation.

Moreover, these companies have strong cash flows and balance sheets, which should enable them to withstand current challenges and still reward shareholders through share buybacks and dividends.

Each company’s fundamentals and valuation are constantly changing. When a holding underperforms, we revisit our investment thesis and, if the long-term opportunity is still attractive, we may add to the position. For example, we have added to the Fund’s Sanofi-Aventis and GlaxoSmithKline positions and initiated a position in Novartis (a leader in hypertension and oncology treatment with a robust product pipeline and limited near-term patent pressure).

IN CLOSING

We are optimistic about the Fund’s portfolio, but caution shareholders to have reasonable expectations for the market and the Fund’s prospective performance.

Current valuations incorporate expectations of continued healthy profit margins and earnings growth. Although we have no indication that global corporate profit margins will fall imminently, they are historically high. In our opinion, the pace of recent earnings growth is not sustainable over the longer term. Consequently, we expect market returns in the years ahead to be more muted than in the recent past.

Thank you for your continued confidence in the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Vice President

August 1, 2007

Risks of International Investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION FOR AN INVESTMENT MADE ON MAY 1, 2001

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*  Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDING JUNE 30, 2007

	1 Year	3 Years	5 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	28.85%	26.28%	22.98	%*	17.29	%*
MSCI EAFE	27.00	22.25	17.73		10.91

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2007	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expenses Paid During Period†
Based on Actual Fund Return	$1,000.00	$1,119.60	$3.42
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.57	3.26
†	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	June 30, 2007

GENERAL INFORMATION

Net Asset Value Per Share	$48.88
Total Net Assets (billions)	$46.4
Expense Ratio (1/1/07 to 6/30/07, annualized)	0.65%
Portfolio Turnover Rate (1/1/07 to 6/30/07, unannualized)	4%
30-Day SEC Yield(a)	1.42%
Fund Inception Date	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 17 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	96	1,145
Median Market Capitalization (billions)	$16	$6
Weighted Average Market Capitalization (billions)	$65	$62
Price-to-Earnings Ratio(b)	14.2x	14.3x
Countries Represented	23	21
Emerging Markets (Brazil, Indonesia, Israel, Mexico, South Africa, South Korea, Thailand, Turkey)	16.7%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Nokia Oyj (Finland)	2.6%
Sanofi-Aventis (France)	2.6
HSBC Holdings PLC (United Kingdom)	2.5
GlaxoSmithKline PLC ADR (United Kingdom)	2.5
Novartis AG ADR (Switzerland)	2.2
Hitachi, Ltd. (Japan)	2.1
Matsushita Electric Industrial Co., Ltd. (Japan)	2.1
Total SA (France)	2.1
Infineon Technologies AG (Germany)	2.0
Royal Dutch Shell PLC ADR (United Kingdom)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	35.2%	46.5%
Japan	19.6	21.2
United Kingdom	16.0	23.1
Latin America	7.1	0.0
Pacific (excluding Japan)	6.6	9.2
United States	5.4	0.0
Africa	2.8	0.0
Canada	1.1	0.0
Middle East	0.8	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	22.5%	28.7%
Consumer Discretionary	14.3	11.8
Information Technology	12.1	5.5
Energy	9.6	7.6
Materials	9.5	9.5
Industrials	8.5	12.1
Health Care	8.1	6.3
Consumer Staples	6.0	7.8
Telecommunication Services	3.5	5.4
Utilities	0.5	5.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

COMMON STOCKS: 91.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY: 14.3%
AUTOMOBILES & COMPONENTS: 1.9%
Honda Motor Co., Ltd. ADR(b) (Japan)	21,621,300	$784,636,977
Yamaha Motor Co., Ltd. (Japan)	3,413,700	99,257,226

		883,894,203
CONSUMER DURABLES & APPAREL: 7.9%
Consorcio Ara SAB de CV(c) (Mexico)	88,420,000	142,408,294
Corporacion Geo SAB de CV, Series B(a),(c) (Mexico)	42,105,400	231,309,806
Fujifilm Holdings Corp. (Japan)	7,086,100	317,111,967
Koninklijke Philips Electronics NV (Netherlands)	13,935,000	595,231,528
Matsushita Electric Industrial Co., Ltd. (Japan)	49,091,000	974,842,599
Sony Corp. (Japan)	14,737,600	757,677,222
Thomson(c) (France)	17,885,792	342,052,128
Yamaha Corp.(c) (Japan)	14,851,000	308,780,183

		3,669,413,727
MEDIA: 4.5%
Grupo Televisa SA ADR(b) (Mexico)	20,578,492	568,172,164
Liberty Global, Inc., Series A(a) (United States)	1,220,332	50,082,425
Liberty Global, Inc., Series C(a) (United States)	1,894,168	74,440,803
Naspers, Ltd.(c) (South Africa)	20,800,000	535,634,949
News Corp., Class A (United States)	40,944,892	868,441,159

		2,096,771,500

		6,650,079,430
CONSUMER STAPLES: 5.5%
FOOD & STAPLES RETAILING: 1.8%
Tesco PLC (United Kingdom)	98,164,379	824,963,756

FOOD, BEVERAGE & TOBACCO: 3.2%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	3,757,696	150,307,840
Cott Corp.(a),(b),(c) (Canada)	2,285,530	32,888,777
Fomento Economico Mexicano SAB de CV ADR(b) (Mexico)	8,142,174	320,150,281
Nestle SA (Switzerland)	1,506,000	574,536,226
Tiger Brands, Ltd. (South Africa)	7,552,043	193,943,517
Unilever NV(b) (Netherlands)	7,451,700	231,151,734

		1,502,978,375
HOUSEHOLD & PERSONAL PRODUCTS: 0.5%
Aderans Co., Ltd.(c) (Japan)	3,680,200	77,564,419
Avon Products, Inc. (United States)	4,150,000	152,512,500

		230,076,919

		2,558,019,050

	SHARES	VALUE

ENERGY: 7.8%
Norsk Hydro ASA (Norway)	23,190,500	$896,638,771
Royal Dutch Shell PLC ADR(b) (United Kingdom)	11,428,400	927,986,080
Schlumberger, Ltd. (United States)	9,533,000	809,733,020
Total SA (France)	11,722,000	956,032,824

		3,590,390,695
FINANCIALS: 21.9%
BANKS: 14.8%
Bangkok Bank PCL Foreign (Thailand)	14,261,800	50,396,513
Bangkok Bank PCL NVDR (Thailand)	12,850,000	43,546,705
DBS Group Holdings, Ltd. (Singapore)	29,042,000	432,570,701
Grupo Financiero Banorte SAB de CV (Mexico)	43,834,600	200,762,346
HSBC Holdings PLC (United Kingdom)	63,989,200	1,175,745,317
Kasikornbank PCL Foreign (Thailand)	96,725,600	214,323,198
Kasikornbank PCL NVDR (Thailand)	77,094,600	165,242,590
Kookmin Bank ADR(b) (South Korea)	5,978,100	524,398,932
Mitsubishi UFJ Financial Group (Japan)	29,800	329,161,421
Mitsubishi UFJ Financial Group ADR(b) (Japan)	67,666,500	745,684,830
Royal Bank of Scotland Group PLC (United Kingdom)	50,402,916	640,685,442
Shinhan Financial Group Co., Ltd. ADR(b) (South Korea)	2,178,784	266,879,252
Shinsei Bank, Ltd.(c) (Japan)	74,153,000	299,924,418
Standard Bank Group, Ltd. (South Africa)	40,846,234	568,119,533
Standard Chartered PLC (United Kingdom)	27,738,506	907,937,917
The Bank of Yokohama, Ltd. (Japan)	42,638,000	299,201,884

		6,864,580,999
DIVERSIFIED FINANCIALS: 2.2%
Credit Suisse Group (Switzerland)	11,448,000	818,651,494
Haci Omer Sabanci Holding AS (Turkey)	43,211,180	215,644,365

		1,034,295,859
INSURANCE: 4.6%
Aegon NV (Netherlands)	19,477,211	385,931,124
Millea Holdings, Inc. (Japan)	14,221,500	584,453,117
Standard Life PLC (United Kingdom)	13,925,343	92,349,428
Swiss Life Holding (Switzerland)	1,285,000	340,843,225
Swiss Reinsurance Co. (Switzerland)	7,895,795	723,323,341

		2,126,900,235
REAL ESTATE: 0.3%
Hang Lung Group, Ltd. (Hong Kong)	18,812,000	84,927,307
Hang Lung Properties, Ltd. (Hong Kong)	6,751,000	23,268,295

		108,195,602

		10,133,972,695

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

COMMON STOCKS (continued)

	SHARES	VALUE

HEALTH CARE: 8.1%
HEALTH CARE EQUIPMENT & SERVICES: 0.8%
Mediceo Paltac Holdings Co., Ltd.(c) (Japan)	23,974,300	$367,622,160

PHARMACEUTICALS & BIOTECHNOLOGY: 7.3%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	22,237,200	1,164,562,164
Novartis AG ADR(b) (Switzerland)	18,112,850	1,015,587,499
Sanofi-Aventis (France)	14,885,500	1,210,820,759

		3,390,970,422

		3,758,592,582
INDUSTRIALS: 8.5%
CAPITAL GOODS: 3.9%
Nexans SA(c) (France)	1,866,440	312,735,107
Schneider Electric SA (France)	1,600,000	225,495,464
Toto, Ltd.(c) (Japan)	36,657,000	317,669,190
Volvo AB (Sweden)	42,058,000	842,488,303
Wienerberger AG (Austria)	1,206,362	89,311,407

		1,787,699,471
TRANSPORTATION: 4.6%
Canadian Pacific Railway, Ltd.(b) (Canada)	2,838,906	195,373,511
Central Japan Railway Co. (Japan)	56,050	591,796,954
Deutsche Post AG (Germany)	10,975,000	356,944,142
Nippon Yusen Kabushiki Kaisha (Japan)	51,950,000	477,201,624
TNT NV (Netherlands)	11,775,249	532,780,640

		2,154,096,871

		3,941,796,342
INFORMATION TECHNOLOGY: 12.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.3%
Chartered Semiconductor Manufacturing, Ltd.(a) (Singapore)	44,533,000	39,274,571
Infineon Technologies AG(a),(c) (Germany)	57,127,800	951,803,969
Qimonda AG ADR(a),(b) (Germany)	6,060,600	93,636,270

		1,084,714,810
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.8%
Brother Industries, Ltd.(c) (Japan)	17,244,000	253,635,606
Epcos AG(c) (Germany)	5,828,100	114,613,182
Hitachi, Ltd. (Japan)	137,818,000	979,417,259
Kyocera Corp. (Japan)	969,200	103,433,811
LG.Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	23,321,800	527,772,334
Motorola, Inc. (United States)	29,800,000	527,460,000
Nokia Oyj (Finland)	43,512,500	1,225,541,650
Nortel Networks Corp.(a),(b) (Canada)	9,990,705	240,276,455
Oce NV(c) (Netherlands)	8,018,524	156,712,481
Seiko Epson Corp.(c) (Japan)	14,091,500	408,581,970

		4,537,444,748

		5,622,159,558

	SHARES	VALUE

MATERIALS: 9.5%
Akzo Nobel NV (Netherlands)	2,936,100	$254,168,226
Arkema(a),(c) (France)	3,400,263	223,155,016
BASF AG (Germany)	5,910,400	777,864,198
Bayer AG (Germany)	10,327,000	784,113,619
BHP Billiton, Ltd. (Australia)	3,785,078	112,410,934
Cemex SAB de CV ADR(b) (Mexico)	12,808,482	472,632,986
Imperial Chemical Industries PLC (United Kingdom)	45,795,762	572,006,754
Lafarge SA (France)	3,771,025	691,066,809
Lanxess AG (Germany)	4,092,359	229,195,544
Makhteshim-Agan Industries, Ltd.(c) (Israel)	29,459,809	213,346,371
Nova Chemicals Corp. (Canada)	1,587,900	56,763,419

		4,386,723,876
TELECOMMUNICATION SERVICES: 3.5%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	98,791,000	160,276,957
KT Corp. ADR(b) (South Korea)	21,858,400	512,798,064
Telekomunik Indonesia ADR(b) (Indonesia)	2,009,447	86,607,166
Vodafone Group PLC ADR(b) (United Kingdom)	26,156,562	879,645,180

		1,639,327,367
UTILITIES: 0.5%
Centrica PLC (United Kingdom)	30,061,936	234,527,326

		234,527,326

TOTAL COMMON STOCKS (Cost $33,668,034,618)		$42,515,588,921

PREFERRED STOCKS: 2.9%
CONSUMER STAPLES: 0.5%
FOOD & STAPLES RETAILING: 0.5%
Sadia SA ADR(b) (Brazil)	4,839,921	$226,024,310

		226,024,310
ENERGY: 1.8%
Petroleo Brasileiro SA ADR(b) (Brazil)	5,879,200	627,193,056
Ultrapar Participacoes SA ADR(b) (Brazil)	6,819,785	226,416,862

		853,609,918
FINANCIALS: 0.6%
BANKS: 0.6%
Uniao de Bancos Brasileiros SA GDR(b) (Brazil)	2,259,500	255,029,765

		255,029,765
TOTAL PREFERRED STOCKS (Cost $568,767,245)		$1,334,663,993

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

SHORT-TERM INVESTMENTS: 4.0%

	PAR VALUE	VALUE

Fixed Income Clearing Corporation Repurchase Agreement(d) 5.05%, 7/2/07, maturity value $1,812,882,601	$1,812,120,000	$1,812,120,000
SSgA Prime Money Market Fund	45,325,675	45,325,675

TOTAL SHORT-TERM INVESTMENTS (Cost $1,857,445,675)		1,857,445,675

TOTAL INVESTMENTS (Cost $36,094,247,538)	98.6%	45,707,698,589
OTHER ASSETS LESS LIABILITIES	1.4%	652,047,640

TOTAL NET ASSETS	100.0%	$46,359,746,229

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Note 6 regarding holdings of 5% voting securities
(d)

Repurchase agreement is collateralized by Freddie Mac 4.125%-5.00%, 12/19/08-11/18/09; Fannie Mae 5.08%-5.35%, 6/5/09-5/14/10; Federal Home Loan Bank 4.50%-5.375%, 10/14/08-1/22/10; and Federal Farm Credit Bank 4.875%, 4/13/09. Total collateral value is $1,848,375,165.

ADR: American Depository Receipt

GDR: Global Depository Receipt

NVDR: Non Voting Depository Receipt

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2007
ASSETS:
Investments, at value
Unaffiliated issuers (cost $31,860,959,749)	$40,450,149,341
Affiliated issuers (cost $4,233,287,789)	5,257,549,248

45,707,698,589
Cash denominated in foreign currency (cost $38,840,417)	38,953,054
Receivable for investments sold	585,337,109
Receivable for Fund shares sold	420,859,116
Dividends and interest receivable	86,236,623
Prepaid expenses and other assets	32,657

46,839,117,148
LIABILITIES:
Payable for investments purchased	431,505,670
Payable for Fund shares redeemed	12,243,704
Management fees payable	22,285,904
Accrued foreign capital gain tax	9,547,600
Accrued expenses	3,788,041

479,370,919

NET ASSETS	$46,359,746,229

NET ASSETS CONSIST OF:
Paid in capital	$35,508,917,442
Undistributed net investment income	476,007,687
Undistributed net realized gain	770,809,476
Net unrealized appreciation (net of accrued foreign capital gain tax of $9,547,600)	9,604,011,624

$46,359,746,229

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	948,480,976
Net asset value per share	$48.88

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $53,040,313)
Unaffiliated issuers	$515,727,591
Affiliated issuers	19,645,552
Interest	55,430,715

590,803,858
EXPENSES:
Management fees	115,413,389
Custody and fund accounting fees	2,559,265
Transfer agent fees	3,410,585
Professional services	81,176
Shareholder reports	2,370,241
Registration fees	1,022,869
Trustees’ fees	84,188
Miscellaneous	188,654

125,130,367

NET INVESTMENT INCOME	465,673,491

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	483,756,335
Investments in affiliated issuers	92,408,973
Foreign currency transactions	(5,110,102)
Net change in unrealized appreciation (including net increase in accrued foreign capital gain tax of $8,918,107)	3,321,247,913

Net realized and unrealized gain	3,892,303,119

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,357,976,610

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
	Six Months Ended June 30, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$465,673,491	$393,714,698
Net realized gain	571,055,206	594,313,896
Net change in unrealized appreciation	3,321,247,913	4,368,035,130

Net increase in net assets from operations	4,357,976,610	5,356,063,724

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(385,150,238)
Net realized gain	—	(422,290,813)

Total distributions	—	(807,441,051)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	13,082,363,462	14,647,193,582
Reinvestment of distributions	—	724,233,070
Cost of shares redeemed	(1,979,931,465)	(2,377,956,549)

Net increase from Fund share transactions	11,102,431,997	12,993,470,103

Total increase in net assets	15,460,408,607	17,542,092,776

NET ASSETS:
Beginning of period	30,899,337,622	13,357,244,847

End of period (including undistributed net investment income of $476,007,687 and $10,334,196, respectively)	$46,359,746,229	$30,899,337,623

SHARE INFORMATION:
Shares sold	283,539,814	370,106,951
Distributions reinvested	—	16,603,234
Shares redeemed	(42,839,009)	(60,274,819)

Net increase in shares outstanding	240,700,805	326,435,366

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Foreign currency translation The Fund’s accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange at the end of each business day. Purchases and sales of securities, income receipts, and expenses are translated into U.S. dollars at the exchange rate in effect on the transaction date. Realized foreign currency gains and losses may arise from

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

sales and maturities of foreign currency contracts, sales of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and from currency gains and losses between trade and settlement date on security transactions. The effects of exchange rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

Foreign currency contracts When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

character. Financial records are not adjusted for temporary differences.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and foreign currency realized gain (loss). At June 30, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the six months ended June 30, 2007 and for the year ended December 31, 2006 were characterized as follows for federal income tax purpose.

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Ordinary income	—	$485,133,441
		($0.709 per share)

Long-term capital gain	—	$322,307,610
		($0.471 per share)

At June 30, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$9,996,767,075
Unrealized depreciation	(392,755,451)

Net unrealized appreciation	9,604,011,624
Undistributed ordinary income	727,182,963
Undistributed long-term capital gain	519,634,200

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2007, purchases and sales of securities, other than short-term securities, aggregated $12,183,390,357 and $1,452,223,809, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 was effective for the Fund on June 29, 2007. Implementation of FIN 48 included a review of tax positions taken from January 1, 2003 through June 30, 2007. There was no impact to the Fund’s financial statements as a result of implementing FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 6—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the six months ended June 30, 2007. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions		Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Co., Ltd. (Japan)	3,005,100	675,100		—	3,680,200	$1,154,519		$77,564,418
Arkema (France)	3,400,263	—		—	3,400,263	—	(b)	223,155,016
Brother Industries, Ltd. (Japan)	19,244,000	—		(2,000,000)	17,244,000	1,768,653		253,635,606
Consorcio Ara SAB de CV (Mexico)	22,105,000	66,315,000	(c)	—	88,420,000	1,255,021		142,408,294
Converium Holdings AG (Switzerland)	8,918,646	—		(8,918,646)	—	1,143,371		—
Corporacion Geo SAB de CV, Series B (Mexico)	42,105,400	—		—	42,105,400	—	(b)	231,309,806
Cott Corp. (Canada)	3,830,800	—		(1,545,270)	2,285,530	—	(b)	—	(d)
Epcos AG (Germany)	5,828,100	—		—	5,828,100	1,302,129		114,613,182
Infineon Technologies AG (Germany)	47,027,800	10,100,000		—	57,127,800	—	(b)	951,803,969
Makhteshim-Agan Industries, Ltd. (Israel)	29,459,809	—		—	29,459,809	—		213,346,371
Mediceo Paltac Holdings Co., Ltd. (Japan)	13,559,700	10,414,600		—	23,974,300	1,056,809		367,622,160
Naspers, Ltd. (South Africa)	—	20,800,000		—	20,800,000	—		535,634,949
Nexans SA (France)	1,866,440	—		—	1,866,440	2,588,461		312,735,107
Oce NV (Netherlands)	8,018,524	—		—	8,018,524	3,975,883		156,712,481
Seiko Epson Corp. (Japan)	13,406,900	684,600		—	14,091,500	1,778,846		408,581,970
Shinsei Bank, Ltd. (Japan)	74,153,000	—		—	74,153,000	585,046		299,924,418
Thomson (France)	15,784,838	2,100,954		—	17,885,792	—		342,052,128
Toto, Ltd. (Japan)	28,657,000	8,000,000		—	36,657,000	1,572,187		317,669,190
Yamaha Corp. (Japan)	14,851,000	—		—	14,851,000	1,464,627		308,780,183

						$19,645,552		$5,257,549,248

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Represents shares obtained in a 4 for 1 stock split on March 8, 2007
(d)	Company was not an affiliate at the end of the period

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2007		2006	2005	2004	2003	2002
Net asset value, beginning of period	$43.66		$35.03	$30.64	$23.48	$15.81	$18.42
Income from investment operations:
Net investment income	0.49		0.57	0.33	0.26	0.14	0.13
Net realized and unrealized gain (loss)	4.73		9.24	4.80	7.36	7.67	(2.55)

Total from investment operations	5.22		9.81	5.13	7.62	7.81	(2.42)

Distributions to shareholders from:
Net investment income	—		(0.56)	(0.35)	(0.24)	(0.14)	(0.13)
Net realized gain	—		(0.62)	(0.39)	(0.22)	—	(0.06)

Total distributions	—		(1.18)	(0.74)	(0.46)	(0.14)	(0.19)

Net asset value, end of period	$48.88		$43.66	$35.03	$30.64	$23.48	$15.81

Total return	11.96%		28.00%	16.74%	32.46%	49.42%†	(13.11)%†
Ratios/supplemental data:
Net assets, end of period (millions)	$46,360		$30,899	$13,357	$4,203	$655	$117
Ratios of expenses to average net assets	0.65	%*	0.66%	0.70%	0.77%	0.82%	0.90%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.65	%*	0.66%	0.70%	0.77%	0.84%	1.03%
Ratios of net investment income to average net assets	2.42	%*	1.82%	1.54%	1.90%	1.53%	1.30%
Portfolio turnover rate	4%		9%	7%	6%	11%	12%
*	Annualized
†	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

SHAREHOLDER MEETING RESULTS

A special meeting of Fund shareholders was held on April 17, 2007. The meeting was adjourned in order to permit shareholders further time to respond to the solicitation of proxies and was reconvened on April 27, 2007. At the meeting, the proposals to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Fund’s shareholders:

PROPOSAL	FOR	AGAINST	ABSTAIN	TOTAL
1. Amend the Fund’s fundamental investment restrictions with respect to the percentage of the Fund’s assets that are subject to diversification requirements	381,928,794	22,862,728	12,339,540	417,131,062

2a. Amend the Fund’s fundamental investment restrictions with respect to investments in real estate	386,367,821	18,369,126	12,394,238	417,131,185

2b. Amend the Fund’s fundamental investment restrictions with respect to investments in commodities and commodity contracts	376,666,512	27,943,423	12,521,251	417,131,186

3. Amend the Fund’s fundamental investment restrictions with respect to making loans	374,253,082	30,154,489	12,723,613	417,131,184

4. Eliminate the Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs	376,863,352	27,928,718	12,339,113	417,131,183

5. Amend the Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities	372,964,336	31,271,941	12,894,899	417,131,176

FUND’S HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (53)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
Roberta R.W. Kameda (46)	Assistant Secretary (Since 2007)	Senior Counsel (since 2006) of Dodge & Cox, Senior Associate General Counsel, Franklin Templeton Investments (1997-2006)	—
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (Since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)

*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/07 BF SAR       Printed on recycled paper

2007

Semi-Annual Report

June 30, 2007

Balanced Fund

ESTABLISHED 1931

(Closed to New Investors)

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 5.4% for the six months ended June 30, 2007, compared to a total return of 4.6% for the Combined Index1. Longer-term results can be found on page 3. As of June 30, the Fund’s net assets of $29.3 billion were invested 65.2% in stocks, 32.4% in fixed income securities and 2.4% in cash equivalents.

SIX-MONTH PERFORMANCE REVIEW

Strong equity markets were the primary driver of Fund performance during the period, as rising interest rates led to modest total returns for the fixed income portion of the Fund. The difference in performance between equity and fixed income markets meant that the Fund benefited from its generally higher weighting in stocks relative to the Combined Index.

Equity Portfolio

During the period, the equity portion of the Fund slightly outperformed the S&P 500 return. Key factors influencing relative performance included:

■

Strong relative returns from the Fund’s Financials holdings (up 3% versus down 1% for the S&P 500 sector) in combination with a lower weighting than the S&P 500 (14% versus 21%) aided results. SLM (Sallie Mae) was a standout performer (up 35%) after agreeing to be acquired.

■

Stronger returns from the Fund’s holdings in Consumer Staples (up 8% versus up 5% for the S&P 500 sector) also contributed to Fund performance. Unilever (up 16%) and Avon Products (up 12%) were notable contributors.

■

The Fund’s Information Technology holdings (up 6%) underperformed the S&P 500 sector’s 9% return. Motorola, the group’s largest detractor, was down 13%. We discuss our investment thesis on Motorola below.

■

Weaker relative returns from the Fund’s Health Care holdings (up 4% versus up 6% for the S&P 500 sector), in combination with a higher weighting than the S&P 500 (15% versus 12%), hindered performance. Sanofi-Aventis (down 11%) released disappointing news concerning a key pharmaceutical product.

Fixed Income Portfolio

Despite a modest return, the fixed income portion of the Fund slightly outperformed the LBAG, influenced by the following factors:

■	A shorter effective duration[2] (3.8 years versus 4.5 years for the LBAG at the beginning of the year) added modestly to relative returns as intermediate and long-term Treasury yields rose.
■

Strong relative performance from Corporate bond holdings helped returns. HCA, Liberty Media, Unum Group and Kaupthing Bank holdings performed well, offset somewhat by poor performance from Dow Chemical and Macy’s, both of which have been persistently rumored to be LBO targets.

■

The overweighting of the MBS sector (46% of the Fund’s fixed income portfolio vs. 35% for the LBAG at the beginning of the year) detracted from relative returns due to the underperformance of this sector.

INVESTMENT STRATEGY

Equity Portfolio

At Dodge & Cox, individual company analysis drives our investment decisions. The market provides us with the price of a stock each morning. Our fundamental research is focused on assessing a company’s cash flow and profit potential over the next three-to-five years relative to this stock price. We ask ourselves: What is a reasonable expectation if all goes according to management’s plan? How does the competitive environment affect the company’s ability to reach its goals? What could go wrong? It is our job to develop an understanding of a company’s risks and opportunities, and then to determine the price at which we are willing to participate (on our shareholders’ behalf) as equity owners.

Utilizing this “bottom-up” approach, we continue to identify what we believe are attractive long-term opportunities in selected “fallen growth” stocks in areas such as Technology, Health Care and Retailing. For example, Motorola stock has performed poorly over the past year (down more than 20%), due in part to loss of market share and lower profits in its mobile handset business. Motorola faces some significant challenges, including increased competition from other handset manufacturers, dependence on its ability to successfully innovate and lack of market share in next-generation

PAGE 1 ▪ DODGE & COX BALANCED FUND

wireless network infrastructure. However, we believe Motorola enjoys a durable position in the extremely competitive global telecommunications market. Further, management appears to be taking meaningful steps toward improving internal operations and profitability in its handset business. Because of the stock’s lower valuation and our analysis of Motorola’s opportunities and risks, we increased the Fund’s position in Motorola to 2.7% of the equity portfolio as of June 30. (We discuss Motorola not because we think it is more attractive than the other 83 stocks in the Fund, but because it illustrates our investment approach.)

Fixed Income Portfolio

The fixed income portion of the Fund remains positioned with higher weightings in Corporates and MBS than the LBAG. We use our fundamental research capabilities in our efforts to locate attractive opportunities in these higher yielding sectors.

While our investment horizon is long and the portfolio’s turnover relatively low, we actively monitor existing and prospective holdings and, when new opportunities present themselves, we make changes to the portfolio. Importantly, all investment decisions are the result of our disciplined investment process in which we conduct independent research to locate securities that, in our view, offer favorable performance potential over our extended (three-to-five year) investment horizon.

For example, we made a number of incremental adjustments to the Fund’s holdings throughout the first half of 2007. Within the Corporate sector, we added three new issuers to the Fund, sold or tendered bonds of four other Fund holdings and adjusted several other issuer weightings. As a result of these changes, the fixed income portfolio’s Corporate weighting was 34% of the portfolio. This represents a significant sector overweighting when compared to the LBAG’s 19% weighting. Within the MBS sector, we added to holdings of seasoned 30-year and 15-year Federal Agency MBS, maintaining this weighting at a substantial 43% of the portfolio.

Concerned about a potential rise in long-term rates, we have focused a relatively high proportion of the Fund’s bond holdings in short and intermediate securities. For example, we find Government Sponsored Enterprise-guaranteed MBS (primarily Fannie Mae and Freddie Mac) to be among the most attractive securities from a risk/ reward perspective in this maturity range. Therefore, we have maintained a significantly above-benchmark weighting in them for more than a year. In addition, we purchased short-duration asset-backed securities collateralized by student loans, which serve as a high-quality, higher-yielding substitute for short-maturity Treasuries. Finally, we recently added short, floating rate corporate notes to the portfolio based on our expectations that interest rates will continue to rise.

The fixed income portfolio’s overall duration remains substantially lower than the LBAG’s (3.6 years versus 4.7 years for the Index). Real (after-inflation) yields have remained stubbornly low over the past several years, particularly among longer-maturity securities. In our view, the low yields of longer-maturity securities do not offer an attractive level of compensation for the risks assumed, and the bond portfolio has significantly less exposure to them than the LBAG.

IN CLOSING

Over the past five years, strong equity markets have been the primary driver of the Fund’s performance. While we remain optimistic about the long-term contribution that equities will make to the Fund, there is bound to be a “bump in the road”. In fact, with the S&P 500 losing nearly 5% during the week of July 23, we appear to be experiencing one of these bumps as we write this letter. However, during the same week, bond markets generally rose in value. Rather than dampening our enthusiasm about investment opportunities, recent events have only reaffirmed our belief in the wisdom of maintaining a long-term perspective and a well balanced portfolio of carefully chosen stocks and bonds.

Thank you for your confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

August 1, 2007

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.

[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

DODGE & COX BALANCED FUND ▪ PAGE 2

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1997

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2007

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	15.24%	11.78%	11.09%	11.85%
Combined Index	14.66	8.38	7.01	9.74
S&P 500	20.60	10.70	7.13	10.83
Lehman Brothers Aggregate Bond Index (LBAG)	6.11	4.48	6.02	7.41

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2007	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,053.60	$2.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.15	2.68
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	June 30, 2007

GENERAL INFORMATION

$90.01
Total Net Assets (billions)	$29.3
30-Day SEC Yield(a)	2.42%
Expense Ratio (1/1/07 to 6/30/07, annualized)	0.53%
Portfolio Turnover Rate (1/1/07 to 6/30/07, unannualized)	11%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 21 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 17 years.

STOCK PORTFOLIO (65.2% OF FUND)
Number of Stocks	84
Median Market Capitalization (billions)	$31
Price-to-Earnings Ratio(b)	14.4x
Foreign Stocks(c)	12.4%

FIVE LARGEST SECTORS
Consumer Discretionary	14.9%
Health Care	11.1
Information Technology	10.4
Financials	9.2
Energy	6.9

FIXED INCOME PORTFOLIO (32.4% OF FUND)
Number of Fixed Income Securities	326
Effective Maturity	5.9 years
Effective Duration	3.6 years

CREDIT QUALITY(e)
U.S. Government & Government Related	20.5%
Aaa	1.5
Aa	1.9
A	1.7
Baa	3.8
Ba	1.4
B	1.0
Caa	0.6
Average Quality	Aa2

ASSET ALLOCATION

TEN LARGEST STOCK HOLDINGS(d)
Hewlett-Packard Co.	2.4%
Comcast Corp., Class A	2.4
Wal-Mart Stores, Inc.	1.9
Sony Corp. ADR (Japan)	1.8
News Corp., Class A	1.8
Chevron Corp.	1.8
Motorola, Inc.	1.8
Pfizer, Inc.	1.7
Time Warner, Inc.	1.6
McDonald’s Corp.	1.6

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	6.4%
Mortgage-Related Securities	14.1
Asset-Backed Securities	0.8
Corporate	11.1

FIVE LARGEST CORPORATE FIXED INCOME ISSUERS(d)
Ford Motor Credit Co.	0.8%
GMAC, LLC	0.7
Time Warner, Inc. (AOL Time Warner)	0.7
General Electric Co.	0.7
Wachovia Corp.	0.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(e)

Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Related securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

COMMON STOCKS: 65.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.9%
AUTOMOBILES & COMPONENTS: 0.3%
Honda Motor Co., Ltd. ADR(b) (Japan)	2,863,300	$103,909,157

CONSUMER DURABLES & APPAREL: 4.1%
Koninklijke Philips Electronics NV(b) (Netherlands)	2,400,000	101,568,000
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	21,308,200	422,115,442
Nike, Inc., Class B	1,964,000	114,481,560
Sony Corp. ADR(b) (Japan)	10,333,600	530,837,032
Thomson ADR(b) (France)	1,900,000	35,226,000

		1,204,228,034
CONSUMER SERVICES: 1.6%
McDonald’s Corp.	9,192,350	466,603,686

MEDIA: 6.8%
Comcast Corp., Class A(a)	24,572,574	690,980,781
EchoStar Communications Corp.(a)	2,305,365	99,983,680
Interpublic Group of Companies, Inc.(a)	7,617,000	86,833,800
Liberty Capital, Series A(a)	633,129	74,506,621
Liberty Global, Inc., Series A(a)	264,221	10,843,630
Liberty Global, Inc., Series C(a)	391,068	15,368,972
News Corp., Class A	25,007,900	530,417,559
Time Warner, Inc.	22,784,600	479,387,984

		1,988,323,027
RETAILING: 2.1%
Gap, Inc.	7,002,800	133,753,480
Genuine Parts Co.	2,875,750	142,637,200
Home Depot, Inc.	3,900,000	153,465,000
Liberty Interactive, Series A(a)	2,587,300	57,774,409
Macy’s, Inc.	3,168,272	126,033,860

		613,663,949

		4,376,727,853
CONSUMER STAPLES: 2.7%
FOOD & STAPLES RETAILING: 1.9%
Wal-Mart Stores, Inc.	11,243,300	540,915,163

FOOD, BEVERAGE & TOBACCO: 0.5%
Unilever NV(b) (Netherlands)	4,859,100	150,729,282

HOUSEHOLD & PERSONAL PRODUCTS: 0.3%
Avon Products, Inc.	2,697,700	99,140,475

		790,784,920
ENERGY: 6.9%
Baker Hughes, Inc.	3,941,417	331,591,412
Chevron Corp.	6,243,002	525,910,489
ConocoPhillips	3,023,000	237,305,500
Exxon Mobil Corp.	2,365,500	198,418,140
Occidental Petroleum Corp.	3,945,000	228,336,600
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,766,127	230,556,685

	SHARES	VALUE
Schlumberger, Ltd.	2,681,821	$227,793,876
Spectra Energy Corp.	1,893,600	49,157,856

		2,029,070,558
FINANCIALS: 9.2%
BANKS: 2.5%
HSBC Holdings PLC(b) (United Kingdom)	2,100,000	192,717,000
Wachovia Corp.	8,469,661	434,070,126
Wells Fargo & Co.	3,121,900	109,797,223

		736,584,349
DIVERSIFIED FINANCIALS: 2.7%
Capital One Financial Corp.	4,466,150	350,324,806
Citigroup, Inc.	6,290,900	322,660,261
SLM Corp.	2,200,000	126,676,000

		799,661,067
INSURANCE: 4.0%
Aegon NV(b) (Netherlands)	9,090,555	178,629,406
Chubb Corp.	3,334,224	180,514,888
Genworth Financial, Inc., Class A	2,448,000	84,211,200
Loews Corp.	4,190,700	213,641,886
Safeco Corp.	960,193	59,781,616
The Travelers Companies, Inc.	6,452,900	345,230,150
Unum Group	3,605,400	94,136,994

		1,156,146,140

		2,692,391,556
HEALTH CARE: 11.1%
HEALTH CARE EQUIPMENT & SERVICES: 3.6%
Becton, Dickinson & Co.	1,227,900	91,478,550
Boston Scientific Corp.(a)	6,150,000	94,341,000
Cardinal Health, Inc.	6,491,400	458,552,496
Health Management Associates, Inc.	3,900,000	44,304,000
WellPoint, Inc.(a)	4,748,000	379,032,840

		1,067,708,886
PHARMACEUTICALS & BIOTECHNOLOGY: 7.5%
Bristol-Myers Squibb Co.	5,620,550	177,384,558
GlaxoSmithKline PLC ADR(b) (United Kingdom)	8,100,400	424,217,948
Novartis AG ADR(b) (Switzerland)	5,222,700	292,836,789
Pfizer, Inc.	19,436,367	496,987,904
Sanofi-Aventis ADR(b) (France)	11,262,400	453,536,848
Thermo Fisher Scientific, Inc.(a)	2,955,850	152,876,562
Wyeth	3,366,800	193,052,312

		2,190,892,921

		3,258,601,807
INDUSTRIALS: 5.0%
CAPITAL GOODS: 2.0%
General Electric Co.	5,962,700	228,252,156
Masco Corp.	3,151,000	89,708,970
Tyco International, Ltd.	8,265,600	279,294,624

		597,255,750

PAGE 5 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.4%
Pitney Bowes, Inc.	2,506,650	$117,361,353

TRANSPORTATION: 2.6%
FedEx Corp.	3,290,250	365,119,042
Union Pacific Corp.	3,342,700	384,911,905

		750,030,947

		1,464,648,050
INFORMATION TECHNOLOGY: 10.4%
SOFTWARE & SERVICES: 2.9%
BMC Software, Inc.(a)	2,836,000	85,930,800
Citrix Systems, Inc.(a)	1,352,069	45,524,163
Computer Sciences Corp.(a)	3,636,400	215,093,060
Compuware Corp.(a)	6,038,700	71,618,982
EBay, Inc.(a)	5,117,600	164,684,368
Electronic Data Systems Corp.	9,733,700	269,915,501

		852,766,874
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.5%
Avaya, Inc.(a)	8,976,600	151,165,944
Dell, Inc.(a)	7,097,900	202,645,045
Hewlett-Packard Co.	15,837,331	706,661,709
Hitachi, Ltd. ADR(b) (Japan)	2,690,000	190,317,500
Motorola, Inc.	29,577,700	523,525,290
NCR Corp.(a)	1,505,750	79,112,105
Sun Microsystems, Inc.(a)	14,250,300	74,956,578
Xerox Corp.(a)	14,016,850	259,031,388

		2,187,415,559

		3,040,182,433
MATERIALS: 2.9%
Alcoa, Inc.	2,065,650	83,720,795
Cemex SAB de CV ADR(b) (Mexico)	2,780,907	102,615,468
Dow Chemical Co.	8,620,259	381,187,853
International Paper Co.	2,082,900	81,337,245
Nova Chemicals Corp.(b) (Canada)	1,442,870	51,322,886
Rohm and Haas Co.	2,620,700	143,299,876

		843,484,123
TELECOMMUNICATION SERVICES: 1.9%
Sprint Nextel Corp.	15,880,000	328,874,800
Vodafone Group PLC ADR(b) (United Kingdom)	6,575,350	221,129,021

		550,003,821
UTILITIES: 0.2%
FirstEnergy Corp.	1,095,100	70,885,823

		70,885,823

TOTAL COMMON STOCKS (Cost $13,014,579,722)		$19,116,780,944

FIXED INCOME SECURITIES: 32.4%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 6.4%
U.S. TREASURY: 5.4%
U.S. Treasury Notes
2.75%, 8/15/07	$150,000,000	$149,613,300
3.00%, 11/15/07	200,000,000	198,593,800
3.375%, 2/15/08	200,000,000	197,984,400
4.875%, 4/30/08	200,000,000	199,734,400
3.75%, 5/15/08	350,000,000	346,171,700
3.125%, 9/15/08	200,000,000	195,687,600
3.625%, 7/15/09	307,000,000	299,468,983

		1,587,254,183
GOVERNMENT RELATED: 1.0%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	3,225,259	3,471,443
Small Business Administration—504 Program
Series 96-20L, 6.70%, 12/1/16	2,169,589	2,215,339
Series 97-20F, 7.20%, 6/1/17	3,529,971	3,633,821
Series 97-20I, 6.90%, 9/1/17	5,117,569	5,244,856
Series 98-20D, 6.15%, 4/1/18	6,286,885	6,370,794
Series 98-20I, 6.00%, 9/1/18	3,262,874	3,298,573
Series 99-20F, 6.80%, 6/1/19	4,588,584	4,714,116
Series 00-20D, 7.47%, 4/1/20	12,441,671	12,948,239
Series 00-20E, 8.03%, 5/1/20	4,899,617	5,172,185
Series 00-20G, 7.39%, 7/1/20	8,454,652	8,792,924
Series 00-20I, 7.21%, 9/1/20	5,371,765	5,581,056
Series 01-20E, 6.34%, 5/1/21	11,215,564	11,450,223
Series 01-20G, 6.625%, 7/1/21	10,057,649	10,335,645
Series 03-20J, 4.92%, 10/1/23	20,012,636	19,292,533
Series 05-20F, 4.57%, 6/1/25	42,096,994	39,291,835
Series 05-20K, 5.36%, 11/1/25	35,318,090	34,661,781
Series 06-20D, 5.64%, 4/1/26	49,304,083	49,365,600
Series 06-20F, 5.82%, 6/1/26	55,274,549	55,640,362
Series 07-20F, 5.71%, 6/1/27	12,080,000	12,072,838

		293,554,163

		1,880,808,346
MORTGAGE-RELATED SECURITIES: 14.1%
FEDERAL AGENCY CMO & REMIC: 1.0%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.209%, 2/15/25	1,245,406	1,281,826
Trust 1995-2C 3A, 8.793%, 6/15/25	627,394	672,272
Fannie Mae
SMBS I-1, 6.50%, 4/1/09	19,794	19,782
Trust 1993-207 G, 6.15%, 4/25/23	2,453,297	2,455,260
Trust 2002-73 PM, 5.00%, 12/25/26	10,738,166	10,686,933
Trust 2002-33 A1, 7.00%, 6/25/32	5,163,216	5,286,044
Trust 2005-W4 1A2, 6.50%, 8/25/35	33,900,566	34,239,023
Trust 2001-T7 A1, 7.50%, 2/25/41	5,097,195	5,246,593
Trust 2001-T8 A1, 7.50%, 7/25/41	5,472,793	5,631,921
Trust 2001-W3 A, 7.00%, 9/25/41	2,046,497	2,085,911
Trust 2002-W6 2A1, 7.00%, 6/25/42	5,273,376	5,399,215
Trust 2002-W8 A2, 7.00%, 6/25/42	5,806,310	5,918,345

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2003-W2 1A1, 6.50%, 7/25/42	$10,911,386	$11,046,613
Trust 2003-W2 1A2, 7.00%, 7/25/42	4,323,742	4,391,107
Trust 2003-W4 4A, 7.50%, 10/25/42	6,554,667	6,757,932
Trust 2004-T1 1A2, 6.50%, 1/25/44	9,935,536	10,062,517
Trust 2004-W2 5A, 7.50%, 3/25/44	24,277,268	25,187,399
Freddie Mac
Series 1512 I, 6.50%, 5/15/08	514,559	513,639
Series 2100 GS, 6.50%, 12/15/13	8,132,439	8,265,614
Series 2430 UC, 6.00%, 9/15/16	13,546,533	13,628,574
Series 1078 GZ, 6.50%, 5/15/21	1,121,196	1,135,000
Series (GN) 16 PK, 7.00%, 8/25/23	13,182,371	13,503,903
Series T-48 1A4, 5.538%, 7/25/33	81,643,642	80,617,201
Series T-051 1A, 6.50%, 9/25/43	516,131	522,032
Series T-59 1A1, 6.50%, 10/25/43	32,792,941	33,218,797

		287,773,453
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 13.1%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	27,500,393	27,597,267
Fannie Mae, 15 Year
5.50%, 1/1/14-1/1/21	425,375,753	421,312,687
6.00%, 12/1/13-6/1/19	462,874,031	466,899,751
6.50%, 1/1/13-11/1/18	165,516,384	169,164,356
7.00%, 12/1/07-11/1/18	15,299,199	15,770,550
7.50%, 9/1/15-8/1/17	54,634,958	56,458,141
Fannie Mae, 20 Year
5.50%, 1/1/23	17,340,501	16,956,950
6.50%, 1/1/22-10/1/26	32,058,586	32,491,245
Fannie Mae, 30 Year
5.00%, 3/1/34	251,681,200	237,074,882
5.50%, 6/1/33-8/1/35	268,481,769	259,686,096
6.00%, 4/1/35-11/1/35	509,182,108	506,422,620
6.50%, 12/1/32	194,976,992	198,768,439
7.50%, 9/1/07-7/1/19	65,540	66,519
8.00%, 1/1/09	34,217	34,494
Fannie Mae, Hybrid ARM
3.85%, 6/1/34	57,345,082	56,757,798
4.126%, 1/1/35	21,010,990	21,002,017
4.436%, 7/1/33	31,116,138	30,628,223
4.666%, 9/1/34	18,582,388	18,301,714
4.754%, 12/1/34	17,587,860	17,369,642
4.755%, 3/1/35	19,828,354	19,514,622
4.756%, 1/1/35	11,084,775	11,033,380
4.83%, 8/1/35	11,773,124	11,664,280
5.032%, 7/1/35	136,591,558	136,036,263
5.058%, 7/1/35	51,241,534	51,054,098
5.304%, 1/1/36	56,843,881	56,518,941
5.58%, 5/1/36	54,463,325	54,231,625
Fannie Mae, Multifamily DUS
Pool 555728, 4.019%, 8/1/13	384,271	356,808
Pool 555162, 4.834%, 1/1/13	17,474,876	16,928,344
Pool 555316, 4.887%, 2/1/13	5,375,426	5,225,984
Pool 760762, 4.89%, 4/1/12	16,115,000	15,660,439

	PAR VALUE	VALUE
Pool 735387, 4.925%, 4/1/15	$13,810,406	$13,283,605
Pool 555148, 4.975%, 1/1/13	4,683,670	4,568,313
Pool 555806, 5.092%, 10/1/13	3,505,814	3,431,350
Pool 461628, 5.32%, 4/1/14	10,476,718	10,295,716
Pool 462086, 5.355%, 11/1/15	28,484,786	28,095,162
Pool 545316, 5.636%, 12/1/11	5,107,947	5,135,934
Pool 323350, 5.65%, 11/1/08	1,977,942	1,975,120
Pool 545387, 5.897%, 1/1/12	6,029,970	6,120,622
Pool 545258, 5.94%, 11/1/11	972,611	987,559
Pool 380735, 5.965%, 10/1/08	16,224,584	16,218,280
Pool 545685, 6.016%, 4/1/12	30,249,075	30,761,362
Pool 323492, 6.02%, 1/1/09	3,969,720	3,981,052
Freddie Mac, 30 Year
8.00%, 2/1/08-11/1/10	29,296	29,496
8.25%, 2/1/17	5,887	5,912
8.75%, 5/1/10	22,875	23,470
Freddie Mac Gold, 15 Year
5.50%, 8/1/14-1/1/17	29,346,627	29,162,421
6.00%, 10/1/13-10/1/18	145,938,856	147,140,038
6.50%, 7/1/14-3/1/18	64,828,575	66,091,566
7.00%, 5/1/08-4/1/15	1,615,504	1,635,850
7.75%, 7/25/21	1,431,910	1,491,351
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	60,568,835	61,484,437
Freddie Mac Gold, 30 Year
5.00%, 8/1/33	97,247,128	91,363,677
6.50%, 9/1/18-4/1/33	115,163,311	117,505,006
7.47%, 3/17/23	414,444	430,339
8.50%, 1/1/23	47,164	50,096
Freddie Mac Gold, Hybrid ARM
3.809%, 5/1/34	21,394,510	20,935,266
4.804%, 10/1/35	31,621,034	31,326,538
4.842%, 5/1/35	97,353,890	95,689,827
5.387%, 11/1/35	56,710,513	56,640,670
6.323%, 11/1/36	40,943,577	41,344,786
Ginnie Mae, 30 Year
7.50%, 1/15/08-10/15/25	4,706,073	4,910,950
7.97%, 4/15/20-1/15/21	2,294,335	2,414,287

		3,825,518,233
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. 7.70%, 12/25/24	3,958,584	4,067,399

		4,117,359,085
ASSET-BACKED SECURITIES: 0.8%
STUDENT LOAN: 0.8%
SLM Student Loan Trust
Series 2006-7 A1, 5.315%, 4/25/12	6,349,093	6,348,647
Series 2006-3 A2, 5.355%, 1/25/16	5,697,316	5,698,353
Series 2006-09 A2, 5.355%, 4/25/17	44,300,000	44,300,000
Series 2007-2 A2, 5.355%, 7/25/17	124,000,000	123,995,276
Series 2006-10 A2, 5.365%, 10/25/17	65,000,000	65,020,585

		245,362,861

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CORPORATE: 11.1%
FINANCIALS: 3.8%
Bank of America 5.30%, 3/15/17	$61,000,000	$58,247,985
BankAmerica Capital II(c) 8.00%, 12/15/26 (callable)	17,355,000	18,043,820
BankAmerica Capital VI(c) 5.625%, 3/8/35	10,000,000	8,928,850
BankAmerica Capital XI(c) 6.625%, 5/23/36	41,040,000	41,846,805
Boston Properties, Inc.
6.25%, 1/15/13	49,070,000	50,318,145
5.625%, 4/15/15	29,500,000	29,089,271
5.00%, 6/1/15	2,890,000	2,734,238
CIGNA Corp.
7.00%, 1/15/11	14,705,000	15,307,802
6.375%, 10/15/11	17,820,000	18,263,754
7.65%, 3/1/23	9,745,000	10,736,252
7.875%, 5/15/27	12,970,000	14,959,741
8.30%, 1/15/33	9,050,000	10,750,585
6.15%, 11/15/36	5,500,000	5,239,036
General Electric Co., FRN 5.486%, 11/1/12	190,000,000	189,905,570
Health Net, Inc. 6.375%, 6/1/17	18,675,000	18,325,068
HSBC Holdings PLC 6.50%, 5/2/36	23,000,000	23,636,433
JPMorgan Chase (Bank One) Capital III(c) 8.75%, 9/1/30	28,187,000	35,829,933
JPMorgan Chase Capital XVII(c) 5.85%, 8/1/35	5,955,000	5,413,286
Kaupthing Bank 7.125%, 5/19/16(d)	65,060,000	68,726,912
Safeco Corp.
4.875%, 2/1/10	15,131,000	14,851,258
7.25%, 9/1/12	13,672,000	14,563,578
The Travelers Companies, Inc.
8.125%, 4/15/10 (St. Paul)	19,885,000	21,201,705
5.00%, 3/15/13 (Travelers)	10,250,000	9,871,949
5.50%, 12/1/15	9,160,000	8,895,936
6.25%, 6/20/16	22,000,000	22,363,308
5.75%, 12/15/17	21,660,000	21,151,142
Unum Group
7.625%, 3/1/11	15,330,000	16,165,868
6.85%, 11/15/15(d) (Unum Finance PLC)	10,200,000	10,423,094
7.19%, 2/1/28 (Unum)	8,500,000	8,239,909
7.25%, 3/15/28 (Provident Companies)	12,130,000	12,479,950
6.75%, 12/15/28 (Unum)	27,430,000	26,723,211
7.375%, 6/15/32	19,470,000	20,364,510

	PAR VALUE	VALUE
Wachovia Corp., FRN 5.485%, 4/23/12	$186,000,000	$186,117,180
WellPoint, Inc.
5.00%, 12/15/14	13,070,000	12,340,589
5.25%, 1/15/16	77,600,000	73,608,644
5.875%, 6/15/17	1,275,000	1,259,351

		1,106,924,668
INDUSTRIALS: 6.4%
AT&T Corp. 8.00%, 11/15/31	111,400,000	132,407,812
Comcast Corp.
5.30%, 1/15/14	63,050,000	60,775,913
5.85%, 11/15/15	26,500,000	26,060,259
5.90%, 3/15/16	22,880,000	22,474,177
6.50%, 1/15/17	27,500,000	28,076,290
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	73,071,650
5.50%, 10/1/15	15,265,000	14,667,604
5.875%, 12/1/16(d)	25,145,000	24,584,895
Dillard’s, Inc.
6.30%, 2/15/08	6,000,000	5,962,566
7.85%, 10/1/12	14,000,000	14,440,132
7.13%, 8/1/18	10,831,000	10,302,469
7.875%, 1/1/23	8,860,000	8,584,835
7.75%, 7/15/26	50,000	47,912
7.75%, 5/15/27	550,000	528,186
7.00%, 12/1/28	15,486,000	13,916,293
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	32,630,228
6.00%, 10/1/12	5,800,000	5,860,314
7.375%, 11/1/29	35,170,000	38,066,179
Ford Motor Credit Co.
7.375%, 2/1/11	134,160,000	131,068,283
7.25%, 10/25/11	118,160,000	113,720,965
GMAC, LLC
7.75%, 1/19/10	6,145,000	6,220,786
6.875%, 9/15/11	201,105,000	197,817,738
HCA, Inc.
8.75%, 9/1/10	27,750,000	28,964,062
7.875%, 2/1/11	23,798,000	24,154,970
6.95%, 5/1/12	14,090,000	13,561,625
6.30%, 10/1/12	11,400,000	10,545,000
6.25%, 2/15/13	47,740,000	43,085,350
6.75%, 7/15/13	27,400,000	24,934,000
5.75%, 3/15/14	20,420,000	17,280,425
6.50%, 2/15/16	22,000,000	18,617,500
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,210,000
Lafarge SA 6.50%, 7/15/16	27,590,000	28,241,096

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Liberty Media Corp.
8.50%, 7/15/29	$32,630,000	$32,586,602
4.00%, 11/15/29 (exchangeable)	18,975,000	12,760,687
8.25%, 2/1/30	18,875,000	18,305,277
3.75%, 2/15/30 (exchangeable)	35,755,000	22,212,794
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	20,832,480
7.75%, 5/1/26	8,500,000	9,969,795
6.15%, 9/1/36	7,000,000	6,980,463
Macy’s, Inc. (May Department Stores Co.)
7.625%, 8/15/13	5,900,000	6,270,089
7.45%, 10/15/16	9,300,000	9,561,470
6.90%, 1/15/32	54,484,000	51,832,754
6.70%, 7/15/34	13,025,000	12,108,209
Raytheon Co. 6.75%, 8/15/07	20,476,000	20,502,598
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	101,940,000	109,215,560
7.70%, 5/1/32	79,490,000	85,956,511
Wyeth
5.50%, 2/1/14	70,724,000	69,704,514
5.50%, 2/15/16	10,665,000	10,386,462
5.45%, 4/1/17	35,000,000	33,816,930
Xerox Corp.
7.125%, 6/15/10	18,425,000	19,108,973
6.875%, 8/15/11	135,655,000	140,749,795
6.40%, 3/15/16	10,000,000	10,061,660

		1,894,803,137
TRANSPORTATION: 0.9%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	7,320,000	6,763,922
8.251%, 1/15/21	1,381,588	1,574,001
4.967%, 4/1/23	13,274,493	12,379,555
5.72%, 1/15/24	25,867,509	25,344,711
5.996%, 4/1/24	25,163,000	25,335,384
5.629%, 4/1/24	29,771,230	29,179,311
5.342%, 4/1/24	19,387,326	18,658,276
Consolidated Rail Corp. 6.76%, 5/25/15	3,385,937	3,450,269
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	6,837,936
FedEx Corp. 6.72%, 7/15/23	5,367,526	5,646,100
Norfolk Southern Corp.
7.70%, 5/15/17	13,000,000	14,317,823
9.75%, 6/15/20	7,389,000	9,480,109

	PAR VALUE	VALUE
Union Pacific Corp.
6.125%, 1/15/12	$15,720,000	$15,924,549
6.50%, 4/15/12	3,550,000	3,654,079
5.375%, 5/1/14	2,935,000	2,834,230
4.875%, 1/15/15	8,320,000	7,762,901
6.33%, 1/2/20	33,992,328	35,054,589
5.866%, 7/2/30	36,924,000	37,000,802

		261,198,547

		3,262,926,352

TOTAL FIXED INCOME SECURITIES (Cost $9,566,340,770)		$9,506,456,644

SHORT-TERM INVESTMENTS: 2.7%
Fixed Income Clearing Corporation Repurchase Agreement(f) 5.05%, 7/2/07, maturity value $752,693,625	$752,377,000	$752,377,000
SSgA Prime Money Market Fund	29,249,340	29,249,340

TOTAL SHORT-TERM INVESTMENTS (Cost $781,626,340)		$781,626,340

TOTAL INVESTMENTS (Cost $23,362,546,832)	100.3%	$29,404,863,928
OTHER ASSETS LESS LIABILITIES	(0.3%)	(92,414,922)

TOTAL NET ASSETS	100.0%	$29,312,449,006

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	Cumulative preferred security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, all such securities in total represented $136,365,129 or 0.5% of total net assets.
(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Freddie Mac 4.625%, 2/21/08; Fannie Mae 5.00%-6.00%, 2/27/08-5/22/12; and Federal Home Loan Bank 5.125%-5.50%, 6/18/08-8/15/19. Total collateral value is $767,428,719.

When two issuers are identified, the first name refers to the acquirer/successor obligor or guarantor, and the second name (within the parentheses) refers to the original issuer of the instrument.

ADR: American Depository Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

FRN: Floating Rate Note

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2007
ASSETS:
Investments, at value (cost $23,362,546,832)	$29,404,863,928
Receivable for investments sold	22,573,773
Receivable for paydowns on mortgage-backed securities	3,865,098
Receivable for Fund shares sold	17,756,956
Dividends and interest receivable	136,120,255
Prepaid expenses and other assets	41,467

29,585,221,477
LIABILITIES:
Payable for investments purchased	151,070,229
Payable for Fund shares redeemed	108,120,102
Management fees payable	12,142,185
Accrued expenses	1,439,955

272,772,471

NET ASSETS	$29,312,449,006

NET ASSETS CONSIST OF:
Paid in capital	$22,503,036,403
Undistributed net investment income	12,923,770
Undistributed net realized gain on investments	754,171,737
Net unrealized appreciation on investments	6,042,317,096

$29,312,449,006

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	325,655,088
Net asset value per share	$90.01

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,633,971)	$193,714,049
Interest	270,795,601

464,509,650
EXPENSES:
Management fees	70,952,182
Custody and fund accounting fees	207,728
Transfer agent fees	2,376,893
Professional services	49,547
Shareholder reports	1,537,368
Registration fees	286,689
Trustees’ fees	84,188
Miscellaneous	222,424

75,717,019

NET INVESTMENT INCOME	388,792,631

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain	761,487,882
Net change in unrealized appreciation	328,546,110

Net realized and unrealized gain	1,090,033,992

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,478,826,623

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
	Six Months Ended June 30, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$388,792,631	$636,379,100
Net realized gain	761,487,882	1,120,034,743
Net change in unrealized appreciation	328,546,110	1,552,806,112

Net increase in net assets from operations	1,478,826,623	3,309,219,955

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(389,517,335)	(653,483,566)
Net realized gain	(152,924,399)	(969,143,303)

Total distributions	(542,441,734)	(1,622,626,869)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	2,409,467,041	3,661,818,984
Reinvestment of distributions	517,765,711	1,554,510,730
Cost of shares redeemed	(2,008,972,890)	(3,056,236,439)

Net increase from Fund share transactions	918,259,862	2,160,093,275

Total increase in net assets	1,854,644,751	3,846,686,361

NET ASSETS:
Beginning of period	27,457,804,255	23,611,117,894

End of period (including undistributed net investment income of $12,923,770 and $6,332,329, respectively)	$29,312,449,006	$27,457,804,255

SHARE INFORMATION:
Shares sold	27,070,280	42,976,777
Distributions reinvested	5,861,111	17,977,977
Shares redeemed	(22,576,044)	(35,942,189)

Net increase in shares outstanding	10,355,347	25,012,565

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus. The Fund is closed to new investors.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-

counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”).

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

PAGE 11 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At June 30, 2007 investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the six months ended June 30, 2007 and for the year ended December 31, 2006 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Ordinary income	$396,179,933	$677,362,327
	($1.231 per share)	($2.279 per share)

Long-term capital gain	$146,261,801	$945,264,542
	($0.459 per share)	($3.124 per share)

At June 30, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$6,244,335,370
Unrealized depreciation	(202,018,274)

Net unrealized appreciation	6,042,317,096
Undistributed ordinary income	62,153,479
Undistributed long-term capital gain	704,942,028

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2007, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,135,501,088 and $2,174,067,672 respectively. For the six months ended June 30, 2007, purchases and sales of U.S. government securities aggregated $1,380,380,266 and $839,083,343, respectively.

DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 was effective for the Fund on June 29, 2007. Implementation of FIN 48 included a review of tax positions taken from January 1, 2003 through June 30, 2007. There was no impact to the Fund’s financial statements as a result of implementing FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003	2002
Net asset value, beginning of period	$87.08	$81.34	$79.35	$73.04	$60.75	$65.42
Income from investment operations:
Net investment income	1.23	2.21	1.84	1.60	1.66	1.89
Net realized and unrealized gain (loss)	3.39	8.93	3.31	7.99	12.96	(3.80)

Total from investment operations	4.62	11.14	5.15	9.59	14.62	(1.91)

Distributions to shareholders from:
Net investment income	(1.21)	(2.20)	(1.84)	(1.60)	(1.66)	(1.88)
Net realized gain	(0.48)	(3.20)	(1.32)	(1.68)	(0.67)	(0.88)

Total distributions	(1.69)	(5.40)	(3.16)	(3.28)	(2.33)	(2.76)

Net asset value, end of period	$90.01	$87.08	$81.34	$79.35	$73.04	$60.75

Total return	5.36%	13.84%	6.59%	13.31%	24.44%	(2.94)%
Ratios/supplemental data:
Net assets, end of period (millions)	$29,312	$27,458	$23,611	$20,741	$13,196	$7,885
Ratios of expenses to average net assets	0.53%*	0.52%	0.53%	0.54%	0.54%	0.53%
Ratios of net investment income to average net assets	2.74%*	2.52%	2.15%	1.97%	2.40%	3.05%
Portfolio turnover rate	11%	20%	18%	18%	19%	25%
*	Annualized

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX BALANCED FUND

SHAREHOLDER MEETING RESULTS

A special meeting of Fund shareholders was held on April 17, 2007. The meeting was adjourned in order to permit shareholders further time to respond to the solicitation of proxies and was reconvened on April 27, 2007. At the meeting, the proposals to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Fund’s shareholders:

PROPOSAL	FOR	AGAINST	ABSTAIN	TOTAL
1. Amend the Fund’s fundamental investment restrictions with respect to the percentage of the Fund's assets that are subject to diversification requirements	143,692,794	9,933,207	7,631,399	161,257,400

2a. Amend the Fund’s fundamental investment restrictions with respect to investments in real estate	145,281,308	8,363,515	7,613,323	161,258,146

2b. Amend the Fund’s fundamental investment restrictions with respect to investments in commodities and commodity contracts	142,717,198	10,700,365	7,840,586	161,258,149

3. Amend the Fund’s fundamental investment restrictions with respect to making loans	142,864,260	10,542,879	7,851,006	161,258,145

4. Eliminate the Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs	143,523,945	9,718,084	8,016,121	161,258,150

5. Amend the Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities	141,093,892	12,194,474	7,969,749	161,258,115

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX BALANCED FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (53)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
Roberta R.W. Kameda (46)	Assistant Secretary (Since 2007)	Senior Counsel (since 2006) of Dodge & Cox, Senior Associate General Counsel, Franklin Templeton Investments (1997-2006)	—
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (since 2006 )	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)

*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 15 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/07 IF SAR       Printed on recycled paper

2007

Semi-Annual Report

June 30, 2007

Income Fund

ESTABLISHED 1989

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 1.2% for the first half of 2007, compared to 1.0% for the Lehman Brothers Aggregate Bond Index (LBAG). Longer-term results can be found on page 3. As of June 30, the Fund had net assets of $14.3 billion with a cash position of 3.0%.

MARKET COMMENTARY

During the first half of 2007, intermediate and long-term U.S. Treasury yields rose by 5-30 basis points1 amid strong global economic growth, a stronger-than-expected rebound in U.S. economic activity and concerns over the potential for rising inflation. Bond price declines associated with these rate increases offset a large portion of the income earned over the period, resulting in the modest returns described above.

U.S. consumer spending rose by 3.7%, aided by solid durable goods orders and vehicle sales. In addition, the labor market remained firm: the unemployment rate was 4.5%, and 2 million new jobs were created over the past year. However, the housing market was undeniably weak, with home sales (both new and existing) and housing starts down significantly.

The Federal Open Market Committee met four times during the period without adjusting the 5.25% target Federal Funds rate. Inflation has risen of late, most recently 2.7% year-over-year. Inflationary pressures remain, including volatile energy prices ($70 per barrel oil prices, the highest in nearly a year), accelerating unit labor costs and the weak U.S. dollar.

The Lehman Corporate Index returned 0.7% and performed in line with comparable-duration2 Treasuries. Despite solid earnings reports and good equity market performance, yield premiums increased from narrow levels due to growing concerns over high levels of share buybacks and leveraged buyout (LBO) activity, as well as deepening problems in the subprime mortgage lending industry. Interest rate volatility rose, negatively affecting Mortgage-backed Securities (MBS). The Lehman MBS Index returned 1.1%, underperforming comparable-duration Treasuries by 0.6%.

SIX-MONTH PERFORMANCE REVIEW

Despite its modest 1.2% return, the Fund outperformed the LBAG, influenced by the following factors:

■	A shorter effective duration (3.6 years versus 4.5 years for the LBAG at the beginning of the year) added modestly to relative returns as intermediate and long-term Treasury yields rose.
■

Strong relative performance from Corporate bond holdings helped returns. HCA, Liberty Media, Unum Group and Kaupthing Bank holdings performed well, offset somewhat by poor performance from Dow Chemical and Macy’s, both of which have been persistently rumored to be LBO targets.

■	The Fund’s overweighting of the MBS sector (43% vs. 35% for the LBAG at the beginning of the year) detracted from relative returns due to the underperformance of this sector.

INVESTMENT STRATEGY

The Fund remains positioned with higher weightings in Corporates and MBS than the LBAG. We use our fundamental research capabilities in our effort to locate attractive opportunities in these higher yielding sectors.

While our investment horizon is long and the Fund’s portfolio turnover relatively low, we actively monitor existing and prospective holdings and, when new opportunities present themselves, we make changes to the portfolio. Importantly, all investment decisions are the result of our disciplined investment process in which we conduct independent research to locate securities that, in our view, offer favorable performance potential over our extended (three-to-five year) investment horizon.

For example, we made a number of incremental adjustments to the Fund’s holdings throughout the first half of 2007. Within the Corporate sector, we added three new issuers to the Fund, sold or tendered bonds of three other Fund holdings and adjusted several other issuer weightings. The result of these changes was a 32% Corporate weighting, which is 1% higher than at the beginning of the year. This represents a significant sector overweighting when compared to the LBAG’s 19% weighting. Within the MBS sector, we added to holdings of seasoned 30-year and 15-year Federal Agency MBS, maintaining this weighting at a substantial 45% of the portfolio.

Concerned about a potential rise in long-term rates, we have focused a relatively high proportion of the Fund’s holdings in short and intermediate securities. For example, we find Government Sponsored Enterprise-

PAGE 1 ▪ DODGE & COX INCOME FUND

guaranteed MBS (primarily Fannie Mae and Freddie Mac) to be among the most attractive securities from a risk/reward perspective in this maturity range. Therefore, we have maintained a significantly above-benchmark weighting in them for more than a year. In addition, we purchased short-duration asset-backed securities collateralized by student loans, which serve as a high-quality, higher-yielding substitute for short-maturity Treasuries. Finally, we recently added short, floating rate corporate notes to the portfolio based on our expectations that interest rates will continue to rise.

One sector we have not turned to for value is the subprime mortgage sector. The fallout from lax underwriting practices in the subprime mortgage industry continues at an alarming rate, and prices of subprime MBS and Collateralized Debt Obligations (CDOs), whose cash flows are supported by subprime MBS, have declined significantly. Importantly, the Fund has no direct exposure to these securities, though we keep a watchful eye on the sector to gauge whether there may eventually be a prudent investment opportunity given the dramatic change in pricing that has occurred.

The Fund’s overall duration remains substantially lower than the LBAG’s (3.9 years versus 4.7 years for the Index). Real (after-inflation) yields have remained stubbornly low over the past several years, particularly among longer-maturity securities. In our view, the low yields of longer-maturity securities do not offer an attractive level of compensation for the risks assumed, and the Fund has significantly less exposure to them than the LBAG.

PERSPECTIVE ON OUR APPROACH TO LBO RISK

The last two months of the reporting period were volatile, marked by a significant increase in intermediate and long-term U.S. Treasury rates and widening corporate yield premiums. A significant factor in the latter was the dramatic increase in LBO activity and the sizable amount of money in new private equity funds. Companies that are acquired via LBO often see their existing debt fall in value as the new debt required to finance the purchase diminishes the company’s overall creditworthiness. The Fund has not been immune to this as our recent experience with the debt of HCA attests (HCA was acquired via LBO in late 2006). With this in mind, we thought it might be illuminating to review our approach to managing this difficult issue.

Through our fundamental research process, we have taken steps to identify corporate issuers most susceptible to this type of risk. To that end, we have created “LBO screens” for current and prospective holdings in order to monitor on a real-time basis how attractive an LBO may be to private acquirers. We believe our long history (70+ years) as an equity investor is a tangible benefit in this regard as we incorporate the views and research of our industry analysts, who analyze corporate issuers from both an equity and fixed income perspective. We have also intensified our dialogue with company management in order to deepen our understanding of management’s capitalization philosophy, including target leverage levels and the importance of that leverage to stated strategic goals.

Through this work we seek to understand the feasibility, management’s inclination toward, and the attractiveness (given the current stock price) of a leveraged transaction. We then work to ensure that the Fund’s Corporate holdings reflect these analyses.

As a result, we have reduced or sold Fund holdings in certain issuers with above-average LBO risk whose valuations, in our view, do not fully reflect that risk. Further, we are focusing our current Corporate investments in issuers and bonds that we believe may have a lower LBO risk profile (with the understanding that no corporate bond is totally immune to this risk).

IN CLOSING

Our rigorous fundamental research efforts are targeted to understanding both the potential reward and potential risk of each of the Fund’s investments. We believe this approach is particularly appropriate in the current environment. As always, we welcome your questions or comments.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Vice President

August 1, 2007

[1]	One basis point is equal to 1/100th of 1%.
[2]	Duration is a measure of price sensitivity to changes in interest rates.

DODGE & COX INCOME FUND ▪ PAGE 2

GROWTH OF $10,000 OVER 10 YEARS FOR AN INVESTMENT MADE ON JUNE 30, 1997

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2007

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	6.47%	4.89%	6.35%
Lehman Brothers Aggregate Bond Index (LBAG)	6.11	4.48	6.02

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2007	Beginning Account Value 1/1/2007	Ending Account Value 6/30/2007	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,011.90	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.59	2.23
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	June 30, 2007

GENERAL INFORMATION

Net Asset Value Per Share	$12.41
Total Net Assets (billions)	$14.3
30-Day SEC Yield(a)	5.39%
Expense Ratio (1/1/07 to 6/30/07, annualized)	0.44%
Portfolio Turnover Rate (1/1/07 to 6/30/07, unannualized)	13%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 17 years, and by the Investment Policy Committee, whose 12 members’ (for fixed income decisions) average tenure is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	LBAG
Number of Fixed Income Securities	440	8,899
Effective Maturity (years)	6.2	7.3
Effective Duration (years)	3.9	4.7

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
Ford Motor Credit Co.	2.6%
GMAC, LLC	2.2
Time Warner, Inc. (AOL Time Warner)	2.1
HCA, Inc.	1.9
Xerox Corp.	1.7

CREDIT QUALITY(d)	Fund	LBAG
U.S. Government & Government Related	63.2%	71.6%
Aaa	2.4	8.2
Aa	5.0	5.1
A	5.3	7.8
Baa	11.8	7.3
Ba	4.2	0.0
B	3.2	0.0
Caa	1.9	0.0
Cash Equivalents	3.0	0.0
Average Quality	Aa2	Aa1

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	LBAG
U.S. Treasury & Government Related	18.6%	33.8%
Mortgage-Related Securities	44.7	37.9
Asset-Backed Securities/CMBS(b)	2.1	6.3
Corporate	31.6	18.6
Non-Corporate Yankee	0.0	3.4
Cash Equivalents	3.0	0.0

MATURITY DIVERSIFICATION	Fund	LBAG
0-1 Years to Maturity	9.2%	0.0%
1-5	49.3	41.5
5-10	30.7	47.2
10-15	1.4	3.1
15-20	1.2	2.2
20-25	6.4	2.9
25 and Over	1.8	3.1

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. The LBAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the LBAG methodology, the Fund’s average credit quality would be Aa2. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX INCOME FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

FIXED INCOME SECURITIES: 97.0%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 18.6%
U.S. TREASURY: 15.5%
U.S. Treasury Notes
3.00%, 11/15/07	$476,500,000	$473,149,728
3.00%, 2/15/08	150,000,000	148,136,700
4.875%, 4/30/08	175,000,000	174,767,600
3.25%, 8/15/08	200,000,000	196,250,000
3.125%, 10/15/08	325,000,000	317,611,450
3.25%, 1/15/09	400,000,000	390,156,400
3.625%, 7/15/09	485,000,000	473,102,465
3.375%, 9/15/09	50,000,000	48,437,500

		2,221,611,843
GOVERNMENT RELATED: 3.1%
Small Business Administration—504 Program
Series 91-20K, 8.25%, 11/1/11	313,153	319,871
Series 92-20B, 8.10%, 2/1/12	282,308	287,540
Series 92-20C, 8.20%, 3/1/12	690,876	704,826
Series 92-20D, 8.20%, 4/1/12	459,859	469,729
Series 92-20G, 7.60%, 7/1/12	928,131	943,737
Series 92-20H, 7.40%, 8/1/12	639,795	650,412
Series 92-20I, 7.05%, 9/1/12	865,460	878,523
Series 92-20J, 7.00%, 10/1/12	1,146,356	1,164,021
Series 92-20K, 7.55%, 11/1/12	1,150,143	1,173,375
Series 92-20L, 7.45%, 12/1/12	521,484	532,087
Series 93-20B, 7.00%, 2/1/13	916,619	930,775
Series 93-20C, 6.50%, 3/1/13	2,758,358	2,791,373
Series 93-20D, 6.75%, 4/1/13	942,006	955,770
Series 93-20E, 6.55%, 5/1/13	3,488,989	3,535,496
Series 93-20F, 6.65%, 6/1/13	1,059,856	1,075,500
Series 93-20L, 6.30%, 12/1/13	1,768,867	1,790,080
Series 94-20A, 6.50%, 1/1/14	2,230,775	2,259,831
Series 94-20D, 7.70%, 4/1/14	570,609	587,323
Series 94-20E, 7.75%, 5/1/14	2,125,799	2,183,346
Series 94-20F, 7.60%, 6/1/14	1,244,663	1,277,656
Series 94-20G, 8.00%, 7/1/14	952,101	978,437
Series 94-20H, 7.95%, 8/1/14	865,269	889,646
Series 94-20I, 7.85%, 9/1/14	1,141,292	1,173,468
Series 94-20K, 8.65%, 11/1/14	802,860	832,902
Series 94-20L, 8.40%, 12/1/14	684,910	709,734
Series 95-20A, 8.50%, 1/1/15	276,899	286,411
Series 95-20C, 8.10%, 3/1/15	664,721	686,510
Series 97-20E, 7.30%, 5/1/17	1,590,562	1,638,953
Series 97-20J, 6.55%, 10/1/17	2,187,379	2,230,298
Series 98-20C, 6.35%, 3/1/18	8,797,492	8,944,728
Series 98-20H, 6.15%, 8/1/18	2,900,453	2,940,138
Series 98-20L, 5.80%, 12/1/18	1,615,160	1,626,564
Series 99-20C, 6.30%, 3/1/19	2,060,921	2,089,171
Series 99-20G, 7.00%, 7/1/19	4,855,490	5,006,170
Series 99-20I, 7.30%, 9/1/19	1,534,616	1,591,806
Series 01-20G, 6.625%, 7/1/21	11,849,257	12,176,773
Series 01-20L, 5.78%, 12/1/21	26,345,424	26,527,895
Series 02-20L, 5.10%, 12/1/22	6,423,963	6,211,312

	PAR VALUE	VALUE
Series 04-20L, 4.87%, 12/1/24	$7,667,731	$7,313,619
Series 05-20B, 4.625%, 2/1/25	10,390,397	9,745,647
Series 05-20C, 4.95%, 3/1/25	7,130,196	6,769,898
Series 05-20E, 4.84%, 5/1/25	20,042,148	19,027,613
Series 05-20G, 4.75%, 7/1/25	18,752,194	17,776,791
Series 05-20I, 4.76%, 9/1/25	21,167,275	19,953,196
Series 06-20A, 5.21%, 1/1/26	21,244,809	20,637,556
Series 06-20B, 5.35%, 2/1/26	6,187,356	6,085,995
Series 06-20C, 5.57%, 3/1/26	31,860,476	31,682,430
Series 06-20G, 6.07%, 7/1/26	54,470,996	55,430,078
Series 06-20J, 5.37%, 10/1/26	18,154,082	17,747,452
Series 06-20L, 5.12%, 12/1/26	14,094,747	13,512,955
Series 07-20A, 5.32%, 1/1/27	28,455,000	27,685,070
Series 07-20C, 5.23%, 3/1/27	43,205,000	41,938,636
Series 07-20D, 5.32%, 4/1/27	43,610,000	42,709,279

		439,068,402

		2,660,680,245
MORTGAGE-RELATED SECURITIES: 44.7%
FEDERAL AGENCY CMO & REMIC: 2.3%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	444,832	482,922
Trust 1997-2Z, 7.50%, 6/15/27	32,929,915	34,174,916
Trust 1998-1 1A, 8.182%, 10/15/27	1,181,029	1,235,155
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	6,682,255	6,690,278
Trust 1998-58 PX, 6.50%, 9/25/28	3,000,217	3,056,425
Trust 1998-58 PC, 6.50%, 10/25/28	17,298,006	17,623,083
Trust 2002-33 A1, 7.00%, 6/25/32	5,866,484	6,006,042
Trust 2001-T4 A1, 7.50%, 7/25/41	5,068,002	5,220,659
Trust 2001-T10 A1, 7.00%, 12/25/41	8,191,408	8,366,467
Trust 2001-79 BA, 7.00%, 3/25/45	2,602,273	2,641,037
Trust 2002-90 A1, 6.50%, 6/25/42	10,913,176	11,069,032
Trust 2002-W6 2A1, 7.00%, 6/25/42	9,413,398	9,638,031
Trust 2002-W8 A2, 7.00%, 6/25/42	4,669,208	4,759,302
Trust 2003-W2 1A2, 7.00%, 7/25/42	27,950,039	28,385,506
Trust 2003-W4 3A, 7.00%, 10/25/42	8,590,729	8,784,528
Trust 2003-07 A1, 6.50%, 12/25/42	11,837,806	11,985,273
Trust 2003-W1 1A1, 6.50%, 12/25/42	17,376,130	17,576,689
Trust 2003-W1 2A, 7.50%, 12/25/42	7,941,796	8,205,474
Trust 2004-W2 5A, 7.50%, 3/25/44	38,385,990	39,825,043
Trust 2004-W8 3A, 7.50%, 6/25/44	22,429,600	23,257,954
Trust 2005-W1 1A3, 7.00%, 10/25/44	19,867,151	20,419,988
Trust 2006-W1 1A1, 6.50%, 12/25/45	2,700,665	2,740,804
Trust 2006-W1 1A2, 7.00%, 12/25/45	17,718,442	18,247,876
Trust 2006-W1 1A3, 7.50%, 12/25/45	284,933	297,055
Trust 2006-W1 1A4, 8.00%, 12/25/45	21,490,480	22,657,783
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	1,047,951	1,046,151
Series 1601 PJ, 6.00%, 10/15/08	4,549,650	4,545,871
Series 2439 LG, 6.00%, 9/15/30	9,260,035	9,293,934
Series T-48 1A, 7.098%, 7/25/33	8,017,733	8,213,316
Ginnie Mae
7.25%, 7/16/28	2,872,566	2,913,256

		339,359,850

PAGE 5 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 42.3%
Fannie Mae, 10 Year
6.00%, 11/1/16	$22,136,862	$22,262,152
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/22	473,521,875	468,218,538
6.00%, 4/1/13-4/1/22	1,008,913,521	1,014,881,814
6.50%, 11/1/12-11/1/18	188,749,417	192,883,804
7.00%, 7/1/08-12/1/11	1,437,392	1,463,108
7.50%, 11/1/14-8/1/17	18,904,015	19,539,839
Fannie Mae, 20 Year
6.50%, 4/1/19-10/1/24	64,207,974	65,644,432
Fannie Mae, 30 Year
4.50%, 8/1/33-11/1/33	125,343,194	114,335,879
5.00%, 11/1/33-3/1/34	310,891,291	292,848,715
5.50%, 10/1/33-8/1/35	425,712,588	412,039,755
6.00%, 11/1/28-11/1/35	1,113,089,405	1,107,571,511
6.50%, 12/1/32-4/1/36	195,730,811	199,441,787
7.00%, 4/1/32	3,804,608	3,945,576
7.50%, 9/1/07	19	19
8.00%, 1/1/12-8/1/22	164,266	168,512
Fannie Mae, Hybrid ARM
4.117%, 12/1/36	35,790,136	35,162,444
4.226%, 9/1/34	19,646,668	19,402,751
4.493%, 1/1/35	15,212,370	14,872,004
4.495%, 1/1/35	61,551,612	60,613,295
4.50%, 6/1/35-7/1/35	27,539,338	27,202,801
4.612%, 10/1/34	22,760,836	22,404,459
4.653%, 8/1/35	20,644,082	20,370,629
4.686%, 1/1/36	42,507,957	41,989,865
4.705%, 8/1/34	5,519,681	5,479,701
4.738%, 7/1/35	17,044,929	16,768,660
4.764%, 10/1/35	31,469,910	31,134,974
4.771%, 1/1/36	34,636,559	34,299,101
4.773%, 11/1/36	25,659,978	25,291,736
4.774%, 7/1/35	18,148,328	17,863,950
4.806%, 8/1/35	53,886,517	53,340,096
4.876%, 12/1/35	20,813,024	20,612,059
4.882%, 10/1/35	17,240,086	17,094,505
4.999%, 4/1/35	28,217,145	27,996,277
5.002%, 9/1/35	23,822,671	23,598,388
5.038%, 7/1/35	128,634,700	128,122,823
5.255%, 1/1/37	30,827,007	30,493,244
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	12,775,182
Pool 555162, 4.834%, 1/1/13	17,100,415	16,565,594
Pool 555191, 4.866%, 2/1/13	15,819,479	15,333,211
Pool 888015, 5.549%, 11/1/16	47,933,682	47,426,262
Pool 555172, 5.656%, 12/1/12	2,895,556	2,915,820
Pool 545987, 5.88%, 9/1/12	25,180,691	25,587,141
Pool 545685, 6.016%, 4/1/12	28,814,898	29,302,897
Pool 545708, 6.055%, 5/1/12	2,529,720	2,581,372
Pool 545547, 6.087%, 3/1/12	13,120,567	13,402,414
Pool 545209, 6.135%, 10/1/11	25,004,801	25,540,219

	PAR VALUE	VALUE
Pool 545059, 6.224%, 5/1/11	$22,568,631	$23,073,947
Pool 545179, 6.249%, 9/1/11	18,172,754	18,631,303
Pool 323822, 6.374%, 7/1/09	3,376,694	3,418,723
Freddie Mac, 30 Year
7.50%, 10/1/08	876	876
8.00%, 1/1/08-5/1/09	1,705	1,713
Freddie Mac Gold, 10 Year
6.00%, 9/1/16	11,351,811	11,415,480
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	161,092,839	159,241,058
6.00%, 4/1/13-2/1/19	130,740,990	131,532,944
6.50%, 2/1/11-9/1/18	71,216,140	72,766,854
7.00%, 11/1/08-3/1/12	1,415,789	1,445,895
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	74,003,656	72,371,735
6.00%, 7/1/25	18,211,342	18,284,950
6.50%, 7/1/21-10/1/26	49,051,874	49,832,757
Freddie Mac Gold, 30 Year
4.50%, 7/1/33	26,699,875	24,355,642
6.00%, 2/1/33-3/1/35	115,396,191	114,935,015
6.50%, 5/1/17-12/1/32	44,010,294	44,914,258
7.00%, 4/1/31	22,761,997	23,527,473
7.90%, 2/17/21	2,647,742	2,766,742
Freddie Mac Gold, Hybrid ARM
4.147%, 1/1/35	16,868,497	16,587,089
4.159%, 3/1/35	11,858,282	11,560,888
4.319%, 8/1/34	13,646,456	13,440,022
4.41%, 9/1/35	33,137,793	32,192,704
4.497%, 4/1/35	9,111,531	8,997,167
4.584%, 4/1/36	38,948,608	38,253,209
4.68%, 8/1/35	17,115,615	16,830,014
4.727%, 8/1/35	19,648,656	19,407,803
4.829%, 2/1/35	12,553,685	12,332,173
4.867%, 10/1/35	23,868,110	23,690,028
4.872%, 1/1/36	23,754,958	23,245,005
5.135%, 1/1/36	71,583,744	70,956,541
5.325%, 1/1/37	39,314,187	38,863,895
5.489%, 3/1/37	48,730,817	48,425,096
5.563%, 4/1/37	70,098,175	69,653,232
5.873%, 8/1/36	29,935,319	30,017,075
5.962%, 1/1/36	24,156,900	24,275,186
Ginnie Mae, 15 Year
7.00%, 4/15/09	312,579	315,165
Ginnie Mae, 30 Year
7.00%, 5/15/28	2,107,934	2,196,707
7.50%, 9/15/17-5/15/25	7,079,058	7,391,451
7.80%, 6/15/20-1/15/21	1,897,829	1,983,787

		6,063,920,917
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
GSMPS Mortgage Loan Trust 8.50%, 6/25/34(b)	13,551,570	14,339,575

		6,417,620,342

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES: 2.1%
STUDENT LOAN: 2.1%
SLM Student Loan Trust
Series 2007-2 A2, 5.355%, 7/25/17	$162,000,000	$161,993,828
Series 2006-7 A2, 5.345%, 10/25/16	45,107,000	45,124,244
Series 2006-8 A2, 5.355%, 10/25/16	35,000,000	34,989,920
Series 2007-1 A1, 5.325%, 4/25/12	29,225,339	29,238,874
Series 2005-10 A2, 5.365%, 4/27/15	14,711,043	14,710,307
Series 2007-3 A2, 5.365%, 10/25/17	10,000,000	9,999,617
Series 2006-5 A1, 5.346%, 7/25/13	4,470,228	4,470,106

		300,526,896
CORPORATE: 31.6%
FINANCIALS: 8.5%
Bank of America 5.30%, 3/15/17	90,000,000	85,939,650
BankAmerica Capital II(a) 8.00%, 12/15/26 (callable)	14,550,000	15,127,489
BankAmerica Capital VI(a) 5.625%, 3/8/35	21,450,000	19,152,383
BankAmerica Capital XI(a) 6.625%, 5/23/36	64,360,000	65,625,253
Boston Properties, Inc.
6.25%, 1/15/13	55,977,000	57,400,831
5.625%, 4/15/15	34,560,000	34,078,821
5.00%, 6/1/15	15,309,000	14,483,891
CIGNA Corp.
7.00%, 1/15/11	13,665,000	14,225,169
6.375%, 10/15/11	28,755,000	29,471,057
7.65%, 3/1/23	3,597,000	3,962,883
7.875%, 5/15/27	27,840,000	32,110,962
8.30%, 1/15/33	7,375,000	8,760,836
6.15%, 11/15/36	38,000,000	36,196,976
Health Net, Inc. 6.375%, 6/1/17	29,000,000	28,456,598
HSBC Holdings PLC 6.50%, 5/2/36	41,875,000	43,033,723
JPMorgan Chase (Bank One) Capital III(a) 8.75%, 9/1/30	26,355,000	33,501,185
JPMorgan Chase Capital XV(a) 5.875%, 3/15/35	14,625,000	13,346,600
JPMorgan Chase Capital XVII(a) 5.85%, 8/1/35	22,090,000	20,080,517
Kaupthing Bank 7.125%, 5/19/16(b)	105,268,000	111,201,115
Safeco Corp.
4.875%, 2/1/10	15,150,000	14,869,907
7.25%, 9/1/12	18,122,000	19,303,772
The Travelers Companies, Inc.
8.125%, 4/15/10 (St. Paul)	21,575,000	23,003,610
5.00%, 3/15/13 (Travelers)	17,118,000	16,486,637
5.50%, 12/1/15	14,067,000	13,661,477

	PAR VALUE	VALUE
6.25%, 6/20/16	$44,360,000	$45,092,561
5.75%, 12/15/17	30,300,000	29,588,162
Unum Group
7.625%, 3/1/11	20,894,000	22,033,245
6.85%, 11/15/15(b) (Unum Finance PLC)	21,150,000	21,612,593
7.19%, 2/1/28 (Unum)	11,640,000	11,283,828
7.25%, 3/15/28 (Provident Companies)	24,155,000	24,851,872
6.75%, 12/15/28 (Unum)	15,415,000	15,017,802
7.375%, 6/15/32	29,840,000	31,210,939
Wachovia Corp., FRN 5.485%, 4/23/12	135,000,000	135,085,050
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	7,847,290
5.00%, 12/15/14	15,610,000	14,738,837
5.25%, 1/15/16	119,390,000	113,249,175

		1,225,092,696
INDUSTRIALS: 20.1%
AT&T Corp. 8.00%, 11/15/31	173,430,000	206,135,429
Comcast Corp.
5.30%, 1/15/14	75,040,000	72,333,457
5.85%, 11/15/15	24,960,000	24,545,814
5.90%, 3/15/16	33,925,000	33,323,272
6.50%, 1/15/17	41,870,000	42,747,428
5.875%, 2/15/18	34,385,000	33,302,457
Cox Communications, Inc.
5.45%, 12/15/14	104,995,000	101,577,623
5.875%, 12/1/16(b)	67,540,000	66,035,546
Dillard’s, Inc.
6.625%, 11/15/08	4,985,000	4,997,463
9.50%, 9/1/09	550,000	579,437
7.13%, 8/1/18	24,015,000	22,843,116
7.75%, 7/15/26	21,666,000	20,761,314
7.75%, 5/15/27	12,803,000	12,295,207
7.00%, 12/1/28	28,825,000	25,903,212
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	51,984,422
6.00%, 10/1/12	9,875,000	9,977,690
7.375%, 11/1/29	29,739,000	32,187,947
Ford Motor Credit Co.
7.375%, 2/1/11	170,200,000	166,277,741
7.25%, 10/25/11	220,905,000	212,606,041
General Electric Co. 5.00%, 2/1/13	34,994,000	33,928,013
GMAC, LLC 6.875%, 9/15/11	316,700,000	311,523,222
HCA, Inc.
8.75%, 9/1/10	54,920,000	57,322,750
7.875%, 2/1/11	54,800,000	55,622,000
6.95%, 5/1/12	57,250,000	55,103,125

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
6.25%, 2/15/13	$39,655,000	$35,788,637
6.75%, 7/15/13	29,463,000	26,811,330
5.75%, 3/15/14	28,700,000	24,287,375
6.50%, 2/15/16	19,690,000	16,662,663
Hess Corp. (Amerada Hess) 7.875%, 10/1/29	6,685,000	7,535,158
Hewlett-Packard Co. 5.50%, 7/1/07	36,220,000	36,220,000
Lafarge SA 6.50%, 7/15/16	50,350,000	51,538,210
Liberty Media Corp.
8.50%, 7/15/29	26,085,000	26,050,307
4.00%, 11/15/29 (exchangeable)	25,675,000	17,266,438
8.25%, 2/1/30	63,310,000	61,399,051
3.75%, 2/15/30 (exchangeable)	44,370,000	27,564,862
Lockheed Martin Corp.
7.65%, 5/1/16	15,025,000	16,919,352
6.15%, 9/1/36	16,684,000	16,637,435
Macy’s, Inc.
7.625%, 8/15/13 (May Department Stores Co.)	7,155,000	7,603,812
7.00%, 2/15/28 (Federated Department Stores, Inc.)	29,325,000	28,391,615
6.70%, 9/15/28 (May Department Stores Co.)	20,550,000	19,164,889
6.90%, 4/1/29 (Federated Department Stores, Inc.)	10,450,000	9,963,532
6.90%, 1/15/32 (May Department Stores Co.)	24,815,000	23,607,477
6.70%, 7/15/34 (May Department Stores Co.)	43,245,000	40,201,114
Nordstrom, Inc. 6.95%, 3/15/28	12,620,000	13,230,013
Raytheon Co.
6.75%, 8/15/07	6,756,000	6,764,776
7.20%, 8/15/27	4,905,000	5,504,141
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	146,758,000	157,232,265
7.70%, 5/1/32	135,473,000	146,493,729
Wyeth
5.50%, 2/1/14	110,715,000	109,119,043
5.50%, 2/15/16	15,000,000	14,608,245
5.45%, 4/1/17	47,445,000	45,841,264
Xerox Corp.
9.75%, 1/15/09	17,375,000	18,379,744
7.125%, 6/15/10	77,900,000	80,791,804
6.875%, 8/15/11	52,625,000	54,601,437
6.40%, 3/15/16	25,510,000	25,667,295
7.20%, 4/1/16	17,996,000	18,719,979
6.75%, 2/1/17	40,166,000	41,201,399

		2,885,682,117

	PAR VALUE	VALUE
TRANSPORTATION: 3.0%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	$7,883,000	$7,284,152
4.875%, 1/15/15	7,835,000	7,328,405
7.57%, 1/2/21	22,620,068	24,599,097
8.251%, 1/15/21	7,166,985	8,165,131
5.72%, 1/15/24	31,336,774	30,703,439
5.629%, 4/1/24	44,364,230	43,482,169
5.342%, 4/1/24	10,423,041	10,031,088
5.996%, 4/1/24	54,625,000	54,999,220
CSX Transportation, Inc. 9.75%, 6/15/20	10,272,000	13,126,383
FedEx Corp.
6.72%, 7/15/23	7,667,894	8,065,858
7.65%, 7/15/24	2,895,580	3,201,867
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	32,462,910
9.75%, 6/15/20	14,188,000	18,203,247
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	12,698,696
5.375%, 5/1/14	22,886,000	22,100,232
4.875%, 1/15/15	10,764,000	10,043,253
6.85%, 1/2/19	7,497,817	7,896,926
6.70%, 2/23/19	11,244,128	11,754,836
7.60%, 1/2/20	1,702,509	1,865,201
6.061%, 1/17/23	17,047,094	17,119,374
4.698%, 1/2/24	6,136,039	5,634,663
5.082%, 1/2/29	10,998,450	10,273,001
5.866%, 7/2/30	61,210,000	61,337,317

		422,376,465

		4,533,151,278

TOTAL FIXED INCOME SECURITIES (Cost $14,041,886,358)		$13,911,978,761

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2007

SHORT-TERM INVESTMENTS: 3.8%

	PAR VALUE	VALUE
Fixed Income Clearing Corporation Repurchase Agreement(c) 5.05%, 7/2/07, maturity value $535,364,204	$535,139,000	$535,139,000
SSgA Prime Money Market Fund	14,089,290	14,089,290

TOTAL SHORT-TERM INVESTMENTS (Cost $549,228,290)		$549,228,290

TOTAL INVESTMENTS (Cost $14,591,114,648)	100.8%	$14,461,207,051
OTHER ASSETS LESS LIABILITIES	(0.8%)	(120,497,340)

TOTAL NET ASSETS	100.0%	$14,340,709,711

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, all such securities in total represented $265,173,251 or 1.8% of total net assets.

(c)

Repurchase agreement is collateralized by Freddie Mac 4.125%-5.40%, 6/15/10-2/24/11; Fannie Mae 4.25, 8/15/10; and Federal Home Loan Bank 4.375%-5.59%, 6/18/10-9/17/10. Total collateral value is $545,841,791.

When two issuers are identified, the first name refers to the acquirer/successor obligor or guarantor, and the second name (within the parentheses) refers to the original issuer of the instruments.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

FRN: Floating Rate Note

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2007
ASSETS:
Investments, at value (cost $14,591,114,648)	$14,461,207,051
Receivable for paydowns on mortgage-backed securities	5,698,755
Receivable for Fund shares sold	25,738,986
Interest receivable	146,807,339
Prepaid expenses and other assets	17,216

14,639,469,347
LIABILITIES:
Payable for investments purchased	279,100,222
Payable for Fund shares redeemed	13,866,485
Management fees payable	4,646,456
Accrued expenses	1,146,473

298,759,636

NET ASSETS	$14,340,709,711

NET ASSETS CONSIST OF:
Paid in capital	$14,575,800,126
Undistributed net investment income	2,552,047
Accumulated undistributed net realized loss on investments	(107,734,865)
Net unrealized depreciation on investments	(129,907,597)

$14,340,709,711

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,155,310,807
Net asset value per share	$12.41

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2007
INVESTMENT INCOME:
Interest	354,390,416

EXPENSES:
Management fees	26,293,772
Custody and fund accounting fees	135,838
Transfer agent fees	1,362,038
Professional services	53,601
Shareholder reports	861,892
Registration fees	320,940
Trustees’ fees	84,188
Miscellaneous	34,909

29,147,178

NET INVESTMENT INCOME	325,243,238

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain	7,538,086
Net change in unrealized depreciation	(184,942,200)

Net realized and unrealized loss	(177,404,114)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$147,839,124

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
	Six Months Ended June 30, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$325,243,238	$503,896,761
Net realized gain (loss)	7,538,086	(3,533,509)
Net change in unrealized appreciation/depreciation	(184,942,200)	66,417,029

Net increase in net assets from operations	147,839,124	566,780,281

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(338,792,862)	(532,395,799)
Net realized gain	—	—

Total distributions	(338,792,862)	(532,395,799)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,467,815,063	4,115,697,531
Reinvestment of distributions	286,044,068	453,075,083
Cost of shares redeemed	(1,193,912,515)	(2,241,206,234)

Net increase from Fund share transactions	2,559,946,616	2,327,566,380

Total increase in net assets	2,368,992,878	2,361,950,862

NET ASSETS:
Beginning of period	11,971,716,833	9,609,765,971

End of period (including undistributed net investment income of $2,552,047 and $6,896,143, respectively)	$14,340,709,711	$11,971,716,833

SHARE INFORMATION:
Shares sold	274,494,129	328,751,052
Distributions reinvested	22,918,163	36,459,332
Shares redeemed	(94,561,733)	(179,356,904)

Net increase in shares outstanding	202,850,559	185,853,480

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100

PAGE 11 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At June 30, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the six months ended June 30, 2007 and for the year ended December 31, 2006 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Ordinary income	$338,792,862	$532,395,799
	($0.310 per share)	($0.616 per share)

Long-term capital gain	—	—

At June 30, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$70,771,787
Unrealized depreciation	(200,679,384)

Net unrealized depreciation	(129,907,597)
Undistributed ordinary income	2,552,047
Accumulated capital loss	(1,667,442)
Capital loss carryforward†	(106,067,423)
†	Represents accumulated capital loss which may be carried forward to offset future capital gains. This carryforward expires as follows:

Expiring in 2011	$14,093,589
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767

$106,067,423

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2007, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,593,534,840 and $385,478,711, respectively. For the six months ended June 30, 2007, purchases and sales of U.S. government securities aggregated $3,053,303,357 and $1,712,747,521, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 was effective for the Fund on June 29, 2007. Implementation of FIN 48 included a review of tax positions taken from January 1, 2003 through June 30, 2007. There was no impact to the Fund’s financial statements as a result of implementing FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

DODGE & COX INCOME FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.57	$12.54	$12.84	$12.92	$12.77	$12.20
Income from investment operations:
Net investment income	0.30	0.61	0.55	0.54	0.60	0.66
Net realized and unrealized gain (loss)	(0.15)	0.04	(0.30)	(0.08)	0.15	0.62

Total from investment operations	0.15	0.65	0.25	0.46	0.75	1.28

Distributions to shareholders from:
Net investment income	(0.31)	(0.62)	(0.55)	(0.54)	(0.60)	(0.66)
Net realized gain	—	—	—	—	—	(0.05)

Total distributions	(0.31)	(0.62)	(0.55)	(0.54)	(0.60)	(0.71)

Net asset value, end of period	$12.41	$12.57	$12.54	$12.84	$12.92	$12.77

Total return	1.19%	5.30%	1.98%	3.64%	5.97%	10.75%
Ratios/supplemental data:
Net assets, end of period (millions)	$14,341	$11,972	$9,610	$7,870	$5,697	$3,405
Ratios of expenses to average net assets	0.44%*	0.44%	0.44%	0.44%	0.45%	0.45%
Ratios of net investment income to average net assets	4.96%*	4.77%	3.99%	3.61%	3.93%	5.38%
Portfolio turnover rate	13%	30%	24%	30%	41%	31%
*	Annualized

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX INCOME FUND

SHAREHOLDER MEETING RESULTS

A special meeting of Fund shareholders was held on April 17, 2007. The meeting was adjourned in order to permit shareholders further time to respond to the solicitation of proxies and was reconvened on April 27, 2007. At the meeting, the proposals to amend the Fund’s fundamental investment restrictions listed below were approved. The following is a report of the total votes cast by the Fund’s shareholders:

PROPOSAL	FOR	AGAINST	WITHHELD	TOTAL
1. Amend the Fund’s fundamental investment restrictions with respect to the percentage of the Fund’s assets that are subject to diversification requirements	483,241,902	15,836,087	22,631,539	521,709,528

2a. Amend the Fund’s fundamental investment restrictions with respect to investments in real estate	482,163,291	16,783,128	22,763,113	521,709,532

2b. Amend the Fund’s fundamental investment restrictions with respect to investments in commodities and commodity contracts	479,354,986	19,246,198	23,108,345	521,709,529

3. Amend the Fund’s fundamental investment restrictions with respect to making loans	477,077,234	21,348,926	23,283,372	521,709,532

4. Eliminate the Fund’s fundamental investment restrictions with respect to investments in oil, gas and mineral leases or other mineral exploration or development programs	472,901,002	26,048,803	22,759,730	521,709,535

5. Amend the Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities	468,040,588	30,215,379	23,453,566	521,709,533

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INCOME FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (63)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (45)	Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Katherine Herrick Drake (53)	Vice President (Since 1993)	Vice President of Dodge & Cox, Portfolio Manager	—
Diana S. Strandberg (47)	Vice President (Since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
Roberta R.W. Kameda (46)	Assistant Secretary (Since 2007)	Senior Counsel (since 2006) of Dodge & Cox, Senior Associate General Counsel, Franklin Templeton Investments (1977-2006)	—
John M. Loll (40)	Assistant Treasurer and Assistant Secretary (Since 2000)	Vice President and Treasurer of Dodge & Cox	—
David H. Longhurst (49)	Treasurer (Since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (53)	Secretary (Since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (38)	Chief Compliance Officer (Since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004); Compliance and Business Risk Manager of Deutsche Asset Management, Australia Limited (1999-2001)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (65)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)
Thomas A. Larsen (57)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (60)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (67)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present)

*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 15 ▪ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable for semi-annual report filings.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DODGE & COX FUNDS

By	/S/ JOHN A. GUNN
John A. Gunn Chairman – Principal Executive Officer

Date    August 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

DODGE & COX FUNDS

By	/S/ JOHN A. GUNN
John A. Gunn Chairman – Principal Executive Officer

By	/S/ DAVID H. LONGHURST
David H. Longhurst Treasurer – Principal Financial Officer

Date    August 16, 2007